Keyport Variable Investment Trust
                   Colonial-Keyport Growth and Income Fund
                       Colonial-Keyport Utilities Fund
                Colonial-Keyport International Fund for Growth
                    Colonial-Keyport Strategic Income Fund
                    Colonial-Keyport U.S. Fund for Growth
                          Newport-Keyport Tiger Fund










                                                              Annual Report
                                                            December 31, 1996

 -----------------------------------------------------------------------------
                              TABLE OF CONTENTS
 -----------------------------------------------------------------------------


President's Letter                                                         1

Portfolio Manager's Discussion:

 Colonial-Keyport Growth and Income Fund                                   3

 Colonial-Keyport Utilities Fund                                           5

 Colonial-Keyport International Fund for Growth                            7

 Colonial-Keyport Strategic Income Fund                                    9

 Colonial-Keyport U.S. Fund for Growth                                    11

 Newport-Keyport Tiger Fund                                               13

Report of Independent Accountants                                         15

Financial Statements:

 Colonial-Keyport Growth and Income Fund                                  16

 Colonial-Keyport Utilities Fund                                          22

 Colonial-Keyport International Fund for Growth                           27

 Colonial-Keyport Strategic Income Fund                                   34

 Colonial-Keyport U.S. Fund for Growth                                    40

 Newport-Keyport Tiger Fund                                               46

Notes to Financial Statements                                             51

 -----------------------------------------------------------------------------
PRESIDENT'S LETTER
Keyport Variable Investment Trust
 -----------------------------------------------------------------------------

Dear Fellow Contract Owner:

  We are pleased to present this annual report for the Keyport Variable Investment Trust -- Growth and Income Fund, Utilities Fund, International Fund for Growth, Strategic Income Fund, U.S. Fund for Growth and Newport Tiger Fund.

Another Vintage Year for Stocks

  Despite increased volatility and some confusion about the strength of the economy, 1996 was another stellar year for the U.S. stock market. A seemingly picture-perfect backdrop, characterized by moderate economic growth, low unemployment, minimal inflation, stable interest rates, surging exports and strong corporate profits, helped the stock market post record-breaking gains. Internationally, the Tiger countries of the Pacific Rim continue to offer a good combination of growth and value. In the European markets, short-term interest rates continue to be much lower than long-term rates. We expect these conditions to prevail until we see an increase in economic activity.

Mixed Signals for Fixed Income Investors

  It was a much tougher year for bond investors, however. Long considered a haven of stability, bonds were more volatile investments than stocks this past year.


  The greatest single contributor to the bond market's uninspiring performance over the past year was probably concern about the direction of interest rates. Despite the fact that most of the rise in long-term interest rates actually took place in the first quarter of 1996, investors were never able to overcome their uneasiness about the direction in which interest rates were actually headed. Adding to this anxiety was the release of several stronger than expected economic reports that raised fears that the economy was overheating. In fact, many investors believed these reports signaled that the Federal Reserve would have to raise short-term interest rates in order to stave off inflation. As a result, most of the bond market was stung early in the year and never really came back.


Less of the Same


  Most signals now point to an economic slowdown. This should help to resolve many of the conflicts that plagued investors during this past year. Going forward, we expect moderate economic growth, modest inflation and continued stock market gains.

  There are some clouds on the horizon, however. For example, although earnings are still coming in strong, concern about narrowing profit margins remains. That's because corporate profitability appears to have reached a plateau. For the past several years, companies haven't had to raise prices to make money because unit labor costs remain relatively unchanged. With wages increasing and unemployment hovering near a seven-year low, however, unit labor costs are starting to increase. This means many companies will probably either have to raise prices or watch their profit margins slip. Moreover, a stronger dollar and higher interest rates also could begin to eat away at corporate profits. Consequently, although we think earnings will remain generally positive, we expect that some companies may have problems meeting their earnings estimates.

 -----------------------------------------------------------------------------
PRESIDENT'S LETTER
Keyport Variable Investment Trust
 -----------------------------------------------------------------------------


  Nonetheless, as long as the economy continues to grow and inflation remains subdued, we believe the stock market still has room to run--although probably not at the same pace as this past year. And, if we are indeed seeing a real moderation in economic activity, we think the next move by the Federal Reserve will be a rate cut, probably some time next spring. Given this environment, we believe fixed income securities could also perform well in the months to come.


The Basics

We think last year's volatility should serve as a reminder to investors that the markets can be strongly influenced by any number of factors, and can, at times, react abruptly to these events. That's why we think it's important for you to try to understand the factors affecting the markets--not just to profit from them, but to gain the patience to ride out the volatility in your investments. No matter what direction you think the economy is heading, it's important to remember the basics: Think long term and periodically reevaluate your portfolio to make sure it continues to match your goals, risk tolerance and time horizon.

  As always, we thank you for investing in the Keyport Variable Investment Trust. We look forward to serving your investment needs.

Sincerely,

/s/Richard R. Christensen

Richard R. Christensen
President
Keyport Variable Investment Trust

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund
 -----------------------------------------------------------------------------

Dear Contract Owner:

  Colonial-Keyport Growth and Income Fund seeks primarily income and capital growth and, secondarily, capital preservation.

Fund Performance (as of December 31, 1996)
Inception Date                                       7/1/93
Assuming reinvestment of all distributions
  12-month total return                               17.89%
Net asset value per share on 12/31/95                $12.60
Net asset value per share on 12/31/96                $13.96

Portfolio Manager's Discussion


  Daniel Rie is lead portfolio manager of Colonial-Keyport Growth and Income Fund. Dan is a senior vice president of Colonial Management Associates, Inc. and Director of the Equity Investment Department.


What was the investment environment for stocks during 1996?


  The past 12 months were generally favorable for equity investments, with both large and small company stocks posting strong returns until July, when a price-based correction took place. The stock markets rebounded in August and the Dow Jones Industrial Average topped the 6000 mark for the first time in October, on the way to several more record levels by year end. The market has, however, continued to favor growth stocks rather than the value-oriented stocks of mid- sized companies in which the Fund invests.


Has there been any change in your investment strategy?

  We recently changed the Fund's investment strategy to expand the definition of value investing. This modification allowed us to better diversify the Fund and give it more flexibility to hold stocks that we believe have above average earnings potential. Under this new definition of "value" the Fund will have access to all segments of the economy, and will no longer be limited to the narrow universe of stocks defined by low P/Es and high yields.

What is your market outlook for the Fund?

  While growth stocks have dominated the stock market for the past several years, we are confident that value stocks will regain favor. The Fund should be well positioned to capitalize on that shift when it occurs. As always, the Fund will be managed to reduce risk and provide protection in down markets.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund
 -----------------------------------------------------------------------------

Colonial-Keyport Growth & Income Fund and S&P 500 Index

Performance of a Hypothetical $10,000 Investment
July 1, 1993 to December 31, 1996

Average Annual Return on December 31, 1996

 Since Inception       12 Month
      14.29%            17.89%

[typeset representation of line chart]

Colonial-Keyport
Growth & Income            S&P 500
   10000                    10000
   10070                     9960
   10530                    10337
   10560                    10258
   10680                    10470
   10410                    10370
   10501.1                  10495
   10855.9                  10852
   10703.8                  10557
   10338.9                  10098
   10420                    10227
   10338.9                  10394
   10115.9                  10140
   10399.7                  10473
   10784.9                  10901
   10582.2                  10635
   10572                    10873
   10217.3                  10478
   10421.8                  10633
   10536.1                  10909
   10941.3                  11333
   11180.3                  11667
   11460.8                  12010
   11793.3                  12490
   12115.5                  12779
   12458.3                  13203
   12645.4                  13236
   12874                    13794
   12884.4                  13745
   13476.6                  14348
   13551.2                  14624
   14078.2                  15121
   14239.5                  15262
   14228.7                  15409
   14476.1                  15636
   14747.6                  16038
   14715.3                  16099
   14026.4                  15389
   14467.7                  15714
   14952.1                  16597
   15275                    17055
   15974.8                  18343
   15976.1                  17979

[end line chart]

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund
 -----------------------------------------------------------------------------

Dear Contract Owner:


  Colonial-Keyport Utilities Fund seeks primarily current income and secondarily long-term capital growth. The Fund pursues its objective by investing primarily in common and preferred stock issued by domestic utility companies.


Fund Performance (as of December 31, 1996)
Inception Date                                      7/1/93
Assuming reinvestment of all distributions
  12-month total return                               6.53%
Net asset value per share on 12/31/95               $10.50
Net asset value per share on 12/31/96               $10.70

Portfolio Manager's Discussion


  John Lennon is lead portfolio manager of Colonial-Keyport Utilities Fund and is a vice president of Colonial Management Associates, Inc.

How have utility stocks performed during the past 12 months?

  While the total returns seen by utilities in 1996 did not match the strong results of a year ago, they did post fairly attractive returns in an environment that was generally unfavorable for utility stocks. During the first six months, the Dow Jones Utility Average generated only a modest total return of 0.6%. This period was characterized by rising interest rates, a negative for utility stocks. A reversal of this interest rate pattern resulted in a stronger second half that led the Dow Jones Utility Average to a total return of 9.1% for the year.


What factors affected performance during this period?


  As mentioned previously, interest rates were a significant factor, particularly in the first half of the period when rising rates limited performance. Other factors included a cold winter season, mergers and deregulation. In early 1996, many parts of the country were hit with severe winter weather, which generated an increased demand for gas, and in turn, boosted the earnings and stock prices of natural gas companies. In response to the onset of deregulation, a number of managements in both the electric and natural gas industries sought to improve their competitive position by merging with other utilities. The stock prices of several utilities reacted positively to these merger announcements. In the fourth quarter, telephone stocks rebounded from their earlier disappointing performance. This resulted from investor uncertainty surrounding the forthcoming expansion of competition within the local and long distance markets. Progress continues to be made on a state by state basis in the restructuring of the electric utility industry, which is aimed at reducing the cost to the consumer by deregulating the generation and sale of electricity. Public utility commissions in several states have recognized the existing provider's need for full recovery of stranded costs, which has been viewed favorably by utility investors.


How did the Fund's performance compare to the Dow Jones Utility Average and the Standard & Poor's 500 Index?

  For the 12-month period, the Fund underperformed both the Dow Jones Utility Average and the Standard & Poor's 500 Index, two unmanaged indexes that track the performance of utility stocks and U.S. stocks, respectively. The total return for the Fund was 6.53% while the return on the Dow Jones Utility Average was 9.10% and the return on the Standard & Poor's 500 Index was 22.94%. The 15-stock Dow Jones Utility Average benefited significantly from its four natural gas holdings. During the second half of the year, two of these companies signed merger agreements with electric utilities at substantial price premiums. The Fund's exposure to gas issues was smaller and more diversified than that of the Average. The Fund underperformed the Standard & Poor's 500 Index because the Index tracks the broader market and includes many industrial and financial companies that benefited from a strong economy.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund
 -----------------------------------------------------------------------------

Colonial-Keyport Utilities Fund, Dow Jones Utility Average and S&P 500 Index

Performance of a Hypothetical $10,000 Investment
July 1, 1993 to December 31, 1996

Average Annual Return on December 31, 1996

 Since Inception       12 Month
      7.05%             6.53%

[typeset representation of line chart]

Colonial-Keyport      Dow Jones
   Utilities         Utility Avg.       S&P 500
     10000             10000             10000
     10110             10237              9960
     10350             10556             10337
     10260             10340             10258
     10120              9986             10470
      9670              9405             10370
      9830              9631             10495
      9667              9508             10852
      9218              8911             10557
      8954              8369             10098
      9147              8517             10227
      8760              8011             10394
      8577              7686             10140
      8882              8102             10473
      8913              8286             10901
      8699              8010             10635
      8811              8023             10873
      8770              8008             10478
      8820              8158             10633
      9353              8697             10909
      9418              8793             11333
      9364              8566             11667
      9559              8902             12010
      9994              9514             12490
     10060              9377             12779
     10136              9483             13203
     10375              9461             13236
     10930             10081             13794
     11180             10116             13745
     11387             10247             14348
     11920             10768             14624
     12147             11053             15121
     11864             10561             15262
     11750             10305             15409
     11659             10202             15636
     11682             10256             16038
     12125             10831             16099
     11682             10110             15389
     11739             10627             15714
     11784             10807             16597
     12238             11325             17055
     12624             11835             18343
     12699             11747             17979

[end line chart]

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth
 -----------------------------------------------------------------------------

Dear Contract Owner:

  Colonial-Keyport International Fund for Growth seeks long-term growth by investing primarily in non-U.S. equities.

Fund Performance (as of December 31, 1996)


Inception Date                                     5/2/94
Assuming reinvestment of all distributions
  12-month total return                              5.61%
Net asset value per share on 12/31/95               $1.97
Net asset value per share on 12/31/96               $1.96


Portfolio Manager's Discussion

  Bruno Bertocci and David Harris are portfolio co-managers of Colonial-Keyport International Fund for Growth and vice presidents of Colonial Management Associates, Inc. They are also investment management principals with Stein Roe Global Capital Management, a division of Stein Roe & Farnham, Inc.

What was the investment environment for international stocks during 1996?

  International market conditions generally improved during the course of the year, but they did not match the record-high performance of U.S. blue chip stocks. European markets began to accelerate as interest rates declined, particularly in Scandinavia and Germany. In Japan, market conditions improved modestly, but a weakening yen minimized real gains to U.S. investors. Economic growth in Southeast Asia and some Latin American countries was strong, averaging 5% or more compared to 2%-3% for Europe and the U.S.

How did the Fund perform during the past 12 months?


  The Fund generated a total return of 6.04% for the year, somewhat lower than the return of 7.62% posted by the Morgan Stanley Capital International
Europe, Australia, Far East (GDP) Index. After taking over management of the Fund from Gartmore Capital Management, the first half of the year was spent restructuring the portfolio to better reflect our style and outlook. This extensive trading activity lowered the Fund's returns for the period.
However, we believe the Fund is now well positioned to benefit from growth opportunities in international markets.


What types of investments did you favor?

  We look for undervalued stocks in fast growing markets and industries. Over the period we increased our positions in the capital equipment and materials sectors. Geographically, we added to holdings in Scandinavia, Southeast Asia and Latin America. We reduced the Fund's position in the United Kingdom. We also tended to invest in companies with a smaller average market capitalization than most international funds.

What is your market outlook?

  Over the past two years, U.S. equities have outperformed international equities, resulting in high valuations in the U.S. market relative to the rest of the world. We believe this inequality won't persist much longer and that foreign markets will be the most attractive place to find the best performing stocks over the next several years.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth
 -----------------------------------------------------------------------------

Colonial-Keyport International Fund for Growth and Morgan Stanley Europe Australia Far East Index

Performance of a Hypothetical $10,000 Investment
May 2, 1994 to December 31, 1996

Average Annual Return on December 31, 1996

 Since Inception       12 Month
      1.87%             5.61%

[typeset representation of line chart]

 Colonial-Keyport
International Fund
   for Growth            MSCI EAFE
    10000                  10000
     9900                   9943
     9700                  10083
     9950                  10180
    10250                  10421
     9950                  10093
    10000                  10429
     9550                   9928
     9400                   9990
     8850                   9606
     8700                   9579
     8850                  10176
     9100                  10559
     9100                  10433
     9050                  10250
     9550                  10888
     9550                  10473
     9700                  10677
     9550                  10390
     9700                  10679
     9950                  11110
     9899                  11155
     9899                  11193
    10101                  11431
    10657                  11763
    10556                  11546
    10606                  11611
    10202                  11272
    10354                  11297
    10455                  11597
    10202                  11478
    10606                  11935
    10508                  11781

[end line chart]

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund
 -----------------------------------------------------------------------------

Dear Contract Holder:

  Colonial-Keyport Strategic Income Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments in U.S. and foreign government and lower rated corporate debt securities.

Fund Performance (as of December 31, 1996)

Inception Date                                      7/5/94
Assuming reinvestment of all distributions
  12-month total return                               9.83%
Net asset value per share on 12/31/95               $10.99
Net asset value per share on 12/31/96               $11.04

Portfolio Manager's Discussion


  Carl Ericson is portfolio manager of Colonial-Keyport Strategic Income Fund. Carl is a senior vice president of Colonial Management Associates, Inc. and Director of the Taxable Fixed Income Department.


What was the Fund's investment strategy during 1996?

  The volatile investment environment of 1996 led us to carefully manage the Fund's diversification throughout the year. Our ability to invest in three major bond markets--high yield corporate, international and U.S. government--allowed shareholders to benefit from the effects of diversification because each of these market segments has unique characteristics. The high yield market generated attractive returns by capitalizing on the healthy economy. The international bond market outperformed the U.S. treasury market as foreign economies lagged the U.S. economy's pace. The U.S. government market sector posted the weakest performance as stronger than anticipated economic reports early in the year caused interest rates to rise, inflation fears to accelerate and the high grade markets to sell off sharply. However, our diversification strategy allowed us to enhance returns by reducing the Fund's investments in U.S. government securities relative to high yield and international.

How did the Fund perform over the past 12 months?

  The Fund's total return of 9.83% was greater than that of the Lehman Brothers Government/Corporate Bond Index that posted a total return of 2.90% for the year. The Fund was able to outperform the Index primarily due to its ability to invest in market sectors less closely related to U.S. interest rate activity and expectations, namely domestic high yield corporate bonds and international bonds.

What is your market outlook?

  We are anticipating modest economic growth with continuing low levels of inflation. As a result, we do not see a near- term threat that the Federal Reserve Board will increase interest rates. We expect to see domestic market volatility continue in 1997, although we believe that investors will be better compensated for it. Therefore, we feel that strong investor interest in markets providing good levels of income should provide ongoing support for corporate and international bonds. We will continue to diversify the Fund, focusing on market sectors that are generating the most attractive, risk-adjusted returns.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund
 -----------------------------------------------------------------------------

Colonial-Keyport Strategic Income Fund and Lehman Brothers
Government/Corporate Bond Index*

Performance of a Hypothetical $10,000 Investment
July 31, 1994 to December 31, 1996

Average Annual Return on December 31, 1996

 Since Inception       12 Month
      11.55%            9.83%

[typeset representation of line chart]

Colonial-Keyport         Lehman Government/Corporate
Strategic Income                 Bond Index
    10000                           10000
    10049                           10004
    10009                            9853
    10049                            9842
     9940                            9824
    10029                            9889
    10162                           10079
    10408                           10312
    10592                           10382
    10787                           10526
    11084                           10968
    11135                           11055
    11238                           11013
    11238                           11154
    11432                           11267
    11586                           11432
    11699                           11620
    11864                           11792
    12037                           11865
    11940                           11613
    11886                           11516
    11940                           11437
    11951                           11418
    12026                           11570
    12123                           11597
    12264                           11568
    12512                           11774
    12706                           12049
    13009                           12271
    13031                           12134

[end line chart]

*The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. The Lehman Mutual Fund General Bond Index (used previously to track performance) ceased to exist in May 1995, the Lehman Brothers Government/Corporate Bond Index most closely parallels that Index's performance. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.
 Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth
 -----------------------------------------------------------------------------

Dear Contract Owner:

  Colonial-Keyport U.S. Fund for Growth seeks growth over time exceeding the Standard & Poor's 500 Index performance.

Fund Performance (as of December 31, 1996)

Inception Date                                      7/5/94
Assuming reinvestment of all distributions
  12-month total return                              21.84%
Net asset value per share on 12/31/95               $12.36
Net asset value per share on 12/31/96               $14.22

Portfolio Manager's Discussion

  Mark Stoeckle and Peter Wiley were named co-portfolio managers of Colonial-Keyport U.S. Fund for Growth effective November 18, 1996. Mr. Stoeckle and Mr. Wiley are vice presidents of Colonial Management Associates, Inc. The Fund was previously sub-advised by State Street Global Advisors, a division of State Street Bank and Trust Company.

As new managers of the Fund, what will your investment strategy be?

  The Fund will be managed as a large capitalization, value- oriented portfolio. We employ a systematic approach to screening a broad universe of potential investments. After the initial screening, we concentrate on the fundamental factors affecting the remaining companies to identify the best candidates for purchase. We will take the best from the traditional value investing themes of low price-to-book, low price-to- earnings and yield, and incorporate a relative valuation component. By evaluating companies on an absolute, as well as on a relative basis, we expand the potential investment candidate list across all sectors. By paying careful attention to risk and value relationships within sectors, we will invest in those companies representing the best values. This will allow us to overweight sectors where we believe we can find uncommon values.

How will these changes benefit the Fund?

  Our commitment to large capitalization stocks will reposition the Fund to be better aligned with its objectives. In addition, our disciplined investment process should allow us to better identify stocks that represent a blend of traditional value and growth at a reasonable price, allowing the Fund to capture potential value across all sectors.

Have you begun to implement your strategy?


  Our primary objective over the short term has been to increase the Fund's average market capitalization. We spent the last part of 1996 selling stocks that were more accurately defined as middle capitalization and eliminating a number of small positions that did not provide a lot of promise. We reinvested the proceeds in large capitalization stocks.


What is your market outlook?

  We anticipate moderating economic growth, making stock selection more critical than it may have been during 1996--a fast growing economy tends to carry many companies along with it, regardless of their financial and operating fundamentals. We expect to overweight technology and financials, sectors with strong fundamental characteristics whose growth should continue to outpace that of the economy.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth
 -----------------------------------------------------------------------------

Colonial-Keyport U.S. Fund for Growth and S&P 500 Index

Performance of a Hypothetical $10,000 Investment
July 31, 1994 to December 31, 1996

Average Annual Return on December 31, 1996

 Since Inception       12 Month
      22.21%            21.84%

[typeset representation of line chart]

Colonial-Keyport U.S.
  Fund for Growth              S&P 500
      10000                     10000
      10399                     10409
      10194                     10155
      10360                     10383
       9990                     10005
      10174                     10153
      10432                     10416
      10848                     10822
      11135                     11140
      11363                     11468
      11770                     11926
      12027                     12202
      12443                     12607
      12394                     12638
      12810                     13171
      12760                     13124
      13246                     13700
      13196                     13964
      13549                     14439
      13815                     14573
      13890                     14713
      14403                     14930
      14744                     15314
      14424                     15373
      13730                     14694
      14189                     15004
      14883                     15848
      15257                     16285
      16346                     17515
      16078                     17168

[end line chart]

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Newport-Keyport Tiger Fund
 -----------------------------------------------------------------------------

Dear Contract Owner:


  Newport-Keyport Tiger Fund seeks capital appreciation by investing in equity securities issued by companies located in the nine "Tigers" of Asia--Hong Kong, China, Singapore, Malaysia, Thailand, Indonesia, the Philippines, South Korea and Taiwan. While these markets are subject to risks not associated with more developed countries, Fund management has more than 20 years of investment experience in the region.


Fund Performance (as of December 31, 1996)

Inception Date                                      5/1/95
Assuming reinvestment of all distributions
  12-month total return                              11.73%
Net asset value per share on 12/31/95                $2.28
Net asset value per share on 12/31/96                $2.52

Portfolio Manager's Discussion


  Jack Mussey is President and Chief Executive Officer of Newport Fund Management, Inc. and portfolio co-manager of Newport-Keyport Tiger Fund. Tim Tuttle is Managing Director of Newport Fund Management and portfolio co-manager of Newport-Keyport Tiger Fund.


What was the Fund's strategy during the past year?

  We maintained our long-term, large capitalization investment approach and continued to focus on the high quality Asian markets and companies, primarily those of Hong Kong, Singapore and Malaysia. While the first half of the year saw small capitalization stocks outperform large caps for the first time in seven years, we continued to focus on the large company stocks because we expect them to benefit from long- term secular trends. During the second half of 1996, the Tiger markets once again favored these large company stocks and the Fund's shareholders were rewarded.

How did the Fund perform in 1996?


  The Fund's total return of 11.73% exceeded that of the Morgan Stanley Capital International Europe, Australia, Far East (GDP) Index, which returned 7.62% for the 12 month period. The Fund's outperformance can be attributed to the rebound of the Asian large cap market in the second half of the year and to our significant investment in the Hong Kong market (51.0% of Fund net assets) that returned 33.53% for the year.


What investments contributed to performance?

  The biggest contributor to performance was Hong Kong. It experienced increased investor enthusiasm as a result of greater liquidity in the market, as well as a growing acceptance that the June 1997 transfer of Hong Kong's control from the British to the Chinese will stimulate the local economy. In contrast, other Asian markets were held back during the year, including Thailand and Singapore. The decline in these markets was due in part to investors shifting their assets to Hong Kong stocks as well as to a short-term cyclical downturn in the electronics sector, a principal export market for both countries.

What is your market outlook?

  We believe that the Fund's performance in 1997 will continue to be paced by a strong Hong Kong market. However, the rebound in other countries such as Thailand and Singapore should refocus investor attention on these growth markets. We expect to see continued capital flows to the Tiger countries as a result of their relatively large sustainable growth rates that should translate into strong stock market performance.

 -----------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Newport-Keyport Tiger Fund
 -----------------------------------------------------------------------------

Newport-Keyport Tiger Fund and Morgan Stanley Capital International EAFE GDP

Performance of a Hypothetical $10,000 Investment
May 1, 1995 to December 31, 1996

Average Annual Return on December 31, 1996

 Since Inception       12 Month
      16.16%            11.73%

[typeset representation of line chart]

Newport-Keyport               MSCI EAFE
  Tiger Fund                    GDP
    10000                       10000
    11100                        9903
    10900                        9793
    11200                       10433
    10850                        9997
    11050                       10116
    11000                        9823
    11050                       10030
    11500                       10459
    12660                       10592
    12559                       10623
    12559                       10764
    12509                       11099
    12458                       10935
    12206                       11021
    11550                       10705
    11954                       10699
    12307                       10993
    12206                       10873
    12811                       11337
    12849                       11257

[end line chart]

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

 -----------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
 -----------------------------------------------------------------------------

To the Shareholders and Trustees of
Keyport Variable Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the six series (Colonial-Keyport Growth and Income Fund, Colonial-Keyport Utilities Fund, Colonial-Keyport International Fund for Growth, Colonial-Keyport Strategic Income Fund, Colonial-Keyport U.S. Fund for Growth and Newport-Keyport Tiger Fund), constituting Keyport Variable Investment Trust (the "Trust"), at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 12, 1997

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund / December 31, 1996
 -----------------------------------------------------------------------------

                                    Country
                                    Abbrev.      Shares           Value
                                    --------- -------------------------------
COMMON STOCKS--(87.2%)
Construction--(2.0%)
Building Construction--(2.0%)
Hollandsche Beton Groep NV             Ne         6,850        $ 1,418,512
Koninklijke Volker Stevin NV           Ne         3,000            280,333
Lennar Corp.                                      5,300            144,425
                                                           ------------------
                                                                 1,843,270
                                                           ------------------
Special Trade Contractors--(0.0%)
Ericsson SPA                           It         3,000             40,794
                                                           ------------------
Finance, Insurance & Real Estate--(23.8%)
Depository Institutions--(8.0%)
Astoria Financial Corp.                          80,800          2,979,500
Bank of Montreal                       Ca        17,300            550,348
Commerce Bancshares, Inc.                         1,365             63,131
Den Danske Bank                        De         3,000            241,751
Greenpoint Financial Corp.                       42,500          2,013,437
Jyske Bank                             De         3,000            225,464
National Australia Bank Ltd.           Au        38,800            456,435
Toronto Dominion Bank                  Ca        34,100            875,794
                                                           ------------------
                                                                 7,405,860
                                                           ------------------
Insurance Carriers--(11.0%)
Allstate Corp.                                    4,100            237,287
American Bankers Insurance Group,
  Inc.                                           27,700          1,416,162
Bankers Life Holding Corp.                       16,500            412,500
CIGNA Corp.                                      18,500          2,527,562
CMAC Investment Corp.                             5,000            183,750
Loews Corp.                                      14,700          1,385,475
Mercury General Corp.                            11,800            619,500
Old Republic International Corp.                 65,400          1,749,450
Reinsurance Group of America                      1,500             70,687
Safeco Corp.                                      6,000            236,625
Sunamerica, Inc.                                 14,400            639,000
Vesta Insurance Group, Inc.                      24,300            762,412
                                                           ------------------
                                                                10,240,410
                                                           ------------------
Security Brokers & Dealers--(4.8%)
A.G. Edwards, Inc.                               88,200          2,965,725
Alex Brown, Inc.                                 18,000          1,305,000
John Nuveen & Co., Inc.                           9,000            238,500
                                                           ------------------
                                                                 4,509,225
                                                           ------------------
Manufacturing--(40.8%)
Apparel--(0.2%)

Gamma Holding NV                       Ne         3,000            144,766
                                                           ------------------

Chemicals & Allied Products--(7.5%)
ARCO Chemical Co.                                11,400        $   558,600
Akzo Nobel NV                          Ne        14,074            949,995
Johnson & Johnson                                24,900          1,238,775
Norsk Hydro A.S.                       No         7,100            380,737
Pharmacia & Upjohn, Inc.                         43,355          1,717,942
Rhone-Poulene Rorer, Inc.                        24,700          1,929,687
Wellman, Inc.                                    11,000            188,375
                                                           ------------------
                                                                 6,964,111
                                                           ------------------
Electronic & Electrical Equipment--(0.7%)
Komag, Inc. (a)                                  20,800            564,200
SCI Systems, Inc. (a)                             2,300            102,637
                                                           ------------------
                                                                   666,837
                                                           ------------------
Fabricated Metal--(1.5%)
Ball Corp.                                        8,500            221,000
Harsco Corp.                                     17,500          1,198,750
                                                           ------------------
                                                                 1,419,750
                                                           ------------------
Food & Kindred Products--(2.5%)
Archer Daniels Midland Co.                       38,970            857,340
IBP, Inc.                                        62,800          1,522,900
                                                           ------------------
                                                                 2,380,240
                                                           ------------------
Furniture & Fixtures--(0.3%)
Johnson Controls, Inc.                            3,000            248,625
                                                           ------------------
Machinery & Computer Equipment--(2.7%)
Sun Microsystems, Inc. (a)                       82,800          2,126,925
Tecumseh Products Co., Class A                    6,100            349,987
                                                           ------------------
                                                                 2,476,912
                                                           ------------------
Measuring & Analyzing Instruments--(0.9%)
Becton, Dickinson & Co.                           8,200            355,675
Hologic, Inc. (a)                                   900             22,275
Medtronic, Inc.                                   4,100            278,800
Raytheon Co.                                      4,600            221,375
                                                           ------------------
                                                                   878,125
                                                           ------------------
Miscellaneous Manufacturing--(1.1%)
Callaway Golf Co.                                36,200          1,040,750
                                                           ------------------
Paper Products--(1.5%)
Potlatch Corp.                                   29,600          1,272,800
Westvaco Corp.                                    5,700            163,875
                                                           ------------------
                                                                 1,436,675
                                                           ------------------
Petroleum Refining--(6.3%)
Amerada Hess Corp.                               26,600          1,539,475
Exxon Corp.                                       4,400            431,200
Mobil Corp.                                       8,100            990,225
Phillips Petroleum Co.                           60,100          2,659,425
Sun Co., Inc.                                    11,700            285,187
                                                           ------------------
                                                                 5,905,512
                                                           ------------------

                      See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund / December 31, 1996
--------------------------------------------------------------------------------

                                    Country
                                    Abbrev.      Shares           Value
                                    --------- -------------------------------
Primary Metal--(2.3%)
Alumax, Inc. (a)                                 24,400         $  814,350
Asarco, Inc.                                     29,700            738,787
Texas Industries, Inc.                           11,100            561,937
                                                           ------------------
                                                                 2,115,074
                                                           ------------------
Primary Smelting--(1.3%)
Phelps Dodge Corp.                               17,400          1,174,500
                                                           ------------------
Printing & Publishing--(0.9%)
Moore Corp. Ltd.                                  8,200            167,075
New York Times Co., Class A                      15,800            600,400
Standard Register Co.                             2,900             94,250
                                                           ------------------
                                                                   861,725
                                                           ------------------
Rubber & Plastic--(1.7%)
Goodyear Tire & Rubber Co.                       31,300          1,608,038
                                                           ------------------
Stone, Clay, Glass & Concrete--(0.7%)
Global Industrial Technologies,
  Inc. (a)                                       27,500            608,438
                                                           ------------------
Textile Mill Products--(1.3%)
Springs Industries, Inc.                         29,000          1,247,000
                                                           ------------------
Tobacco Products--(2.6%)
American Brands, Inc.                            41,100          2,039,588
UST, Inc.                                        11,100            359,363
                                                           ------------------
                                                                 2,398,951
                                                           ------------------
Transportation Equipment--(4.8%)
Equipements et Composants pour
  l'Industrie Automobile               Fr         2,050            316,782
Fleetwood Enterprises, Inc.                      13,900            382,250
General Dynamics Corp.                            7,200            507,600
Harley-Davidson, Inc.                            10,400            488,800
McDonnell Douglas Corp.                          27,400          1,753,600
Strattec Security Corp. (a)                         120              2,190
TRW, Inc.                                         6,400            316,800
Thiokol Corp.                                    15,900            711,525
                                                           ------------------
                                                                 4,479,547
                                                           ------------------
Mining & Energy--(0.3%)
Metal Mining
Cleveland-Cliffs, Inc.                            6,700            304,013
                                                           ------------------
Retail Trade--(4.2%)
Apparel & Accessory Stores--(0.3%)
Koninklijke Bijenkorf Beheer           Ne         3,000            216,108
Macintosh N.V.                         Ne         3,000             65,961
                                                           ------------------
                                                                   282,069
                                                           ------------------
Food Stores--(1.3%)
Vendex International N.V.              Ne        22,700            970,624
Weis Markets, Inc.                                7,700            245,438
                                                           ------------------
                                                                 1,216,062
                                                           ------------------
General Merchandise Stores--(1.8%)
Bon-Ton Stores, Inc. (a)                          6,500             39,813
Dillard Department Stores, Inc.                  22,700         $  700,863
Fred Meyer, Inc.                                 11,300            401,150
Mercantile Stores Co., Inc.                      10,600            523,375
                                                                 1,665,201
                                                           ------------------
Miscellaneous Retail--(0.8%)
Revco D.S., Inc. (a)                              7,000            259,000
Walgreen Co.                                     12,200            488,000
                                                           ------------------
                                                                   747,000
                                                           ------------------
Services--(5.1%)
Amusement & Recreation--(0.0%)
Grand Casinos, Inc. (a)                           3,450             46,575
                                                           ------------------
Business Services--(2.1%)
Cadence Design Systems, Inc. (a)                 16,650            661,838
HBO & Co.                                         7,200            427,500
Omnicom Group, Inc.                              19,400            887,550
                                                           ------------------
                                                                 1,976,888
                                                           ------------------
Engineering, Accounting, Research &
  Management--(1.0%)
Corrections Corp. of
  America (a)                                    15,600            477,750
International-Muller N.V.              Ne        18,400            462,049
                                                           ------------------
                                                                   939,799
                                                           ------------------
Health Services--(2.0%)
Sun Healthcare Group,
  Inc. (a)                                       11,500            155,250
Universal Health Services, Inc.,
  Class B (a)                                    58,500          1,674,563
                                                           ------------------
                                                                 1,829,813
                                                           ------------------
Transportation, Communication, Electric, Gas & Sanitary Services--(10.4%) Communications--(2.3%)
Ameritech Corp.                                  19,700          1,194,313
BellSouth Corp.                                   9,000            363,375
Frontier Corp.                                   26,900            608,613
                                                           ------------------
                                                                 2,166,301
                                                           ------------------
Electric, Gas & Sanitary Services--(0.7%)
Gas y Electricidad SA                  Sp         4,550            290,746
Teco Energy, Inc.                                14,300            344,988
                                                           ------------------
                                                                   635,734
                                                           ------------------
Electric Services--(2.5%)
Boston Edison Co.                                19,000            510,625
DTE Energy Co.                                    3,100            100,363
NIPSCO Industries, Inc.                          16,400            649,850
Portland General Corp.                           25,400          1,066,800
                                                           ------------------
                                                                 2,327,638
                                                           ------------------
Gas Services--(3.5%)
Brooklyn Union Gas Co.                           10,600          319,325
Consolidated Natural Gas Co.                     15,900          878,475

                      See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund / December 31, 1996
--------------------------------------------------------------------------------

                                    Country
                                    Abbrev.      Shares           Value
                                    --------- -------------------------------
National Fuel Gas Co.                            10,700        $   441,375
People's Energy Corp.                            30,300          1,026,413
Sonat, Inc.                                      10,800            556,200
                                                           ------------------
                                                                 3,221,788
                                                           ------------------
Sanitary Services--(0.6%)
Severn Trent Water PLC                 UK        25,000            285,214
United Utilities PLC                   UK        25,100            267,007
                                                           ------------------
                                                                   552,221
                                                           ------------------
Water Transportation--(0.8%)
APL Ltd.                                         32,400            765,450
                                                           ------------------
Wholesale Trade--(0.6%)
Durable Goods
Beers NV                               Ne         7,235            257,451
Marshall Industries (a)                          10,300            315,438
                                                           ------------------
                                                                   572,889
                                                           ------------------
Total Common Stocks
  (Cost of $61,570,282)                                         81,344,576
                                                           ------------------

                                       Par
                                  -------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--(5.3%)
U.S. Government Agencies--(3.2%)
Federal National Mortgage
  Association, 6.500% maturities
  ranging from 08/01/08-04/01/09   $3,048,720     2,995,073
                                                 -------------


                                    Par          Value
                              -------------  --------------
U.S. Government Bonds--(2.1%)
U.S. Treasury Notes, 7.875%
  04/15/98                      $1,895,000    $ 1,944,441
                                             --------------
Total Government Obligations
  (Cost of $5,047,715)                          4,939,514
                                             --------------
Total Investments--(92.5%)
  (Cost of $66,617,997) (b)                    86,284,090
                                             --------------
SHORT-TERM OBLIGATIONS--(7.4%)
Repurchase agreement with Lehman
  Brothers, Inc., dated 12/31/96,
  due 01/02/97 at 6.900%,
  collateralized by U.S. Treasury
  notes with various maturities to
  2022, market value $7,002,790
  (repurchase proceeds $6,910,648)  6,908,000      6,908,000
                                                 --------------
Other Assets & Liabilities, Net--(0.1%)               54,750
                                                 --------------
Net Assets--(100.0%)                             $93,246,840
                                                 ==============
Notes to investment portfolio:
  (a) Non-income producing.
  (b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:
           Gross unrealized appreciation      $20,646,099
           Gross unrealized depreciation         (980,006)
                                             --------------
           Net unrealized appreciation        $19,666,093
                                             ==============

                       Summary of Securities by Country


                                            % of Total
                  Country                   Securities
Country           Abbrev.       Value        at Value
 --------------- --------- --------------  ------------
United States        $       $77,587,219       89.9%
Netherlands         Ne         4,765,799        5.5
Canada              Ca         1,426,142        1.7
United Kingdom      UK           552,221        0.6
Denmark             De           467,215        0.5
Australia           Au           456,435        0.5
Norway              No           380,737        0.5
France              Fr           316,782        0.4
Spain               Sp           290,746        0.3
Italy               It            40,794        0.1
                           --------------  ------------
                             $86,284,090      100.0%
                           ==============  ============


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund / December 31, 1996
 -----------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $66,617,997)                                 $86,284,090
Short-term obligations                                                                       6,908,000
Cash (including foreign currencies)                                                                986
Dividends and interest receivable                                                              175,312
Receivable for fund shares sold                                                                  8,840
Unamortized organization expenses                                                                8,032
Other assets                                                                                     3,411
                                                                                           -----------
  Total assets                                                                              93,388,671
                                                                                           -----------
Liabilities:
Payable for fund shares repurchased                                                             62,512
Management fee payable                                                                          50,806
Bookkeeping fee payable                                                                          3,648
Transfer agent fee payable                                                                         625
Accrued expenses payable                                                                        24,240
                                                                                           -----------
  Total liabilities                                                                            141,831
                                                                                           -----------
Net assets                                                                                 $93,246,840
                                                                                           ===========
Net assets represented by:
 Paid-in capital                                                                           $73,572,564
 Accumulated undistributed net investment income                                                11,633
 Accumulated net realized losses on investments and foreign currency transactions               (3,468)
 Net unrealized appreciation on investments and foreign currency transactions               19,666,111
                                                                                           -----------
Total net assets applicable to shares of beneficial interest outstanding                   $93,246,840
                                                                                           ===========
Shares of beneficial interest outstanding                                                    6,678,712
                                                                                           ===========
Net asset value per share                                                                       $13.96
                                                                                         ===========


 -----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1996
 ----------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $34,718)                $ 1,599,302
Interest income                                                                                719,838
                                                                                           -----------
  Total investment income                                                                    2,319,140
                                                                                           -----------
Expenses:
 Management fee                                                                                538,173
 Bookkeeping fee                                                                                40,025
 Transfer agent fee                                                                              7,500
 Audit fee                                                                                      16,658
 Printing expense                                                                               17,145
 Trustees' expense                                                                               6,287
 Custodian fee                                                                                   8,227
 Legal fee                                                                                       1,508
 Amortization of organization expense                                                            5,384
 Miscellaneous expense                                                                          11,099
                                                                                           -----------
  Total expenses                                                                               652,006
                                                                                           -----------
Net investment income                                                                        1,667,134
Realized and unrealized gains on investments and foreign currency transactions:
 Net realized gains on investments                                                           3,883,301
 Net realized gains on foreign currency transactions                                            10,848
 Change in unrealized appreciation on investments and foreign currency transactions          8,029,922
                                                                                           -----------
Net increase in net assets resulting from operations                                       $13,591,205
                                                                                           ===========

                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund
 -----------------------------------------------------------------------------


                                                                                     Year Ended     Year Ended
                                                                                    December 31,   December 31,
                                                                                        1996           1995
                                                                                   --------------  --------------
Operations:
 Net investment income                                                               $ 1,667,134    $ 1,484,201
 Net realized gains on investments                                                     3,883,301      1,935,503
 Net realized gains on foreign currency transactions                                      10,848          3,868
 Unrealized appreciation on investments and foreign currency transactions              8,029,922     11,876,516
                                                                                   --------------  --------------
 Net increase in net assets resulting from operations                                 13,591,205     15,300,088
                                                                                   --------------  --------------
Distributions declared from:
 Net investment income                                                                (1,744,707)    (1,366,483)
 Net realized gains                                                                   (3,888,095)    (1,027,019)
                                                                                   --------------  --------------
 Total distributions                                                                  (5,632,802)    (2,393,502)
                                                                                   --------------  --------------
Fund share transactions:
 Proceeds from fund shares sold                                                       18,289,038     14,488,981
 Cost of fund shares repurchased                                                      (9,703,359)    (6,771,090)
 Distributions reinvested                                                              5,632,802      2,393,502
                                                                                   --------------  --------------
Net increase in net assets resulting from fund share transactions                     14,218,481     10,111,393
                                                                                   --------------  --------------
Total increase in net assets                                                          22,176,884     23,017,979
Net assets:
 Beginning of period                                                                  71,069,956     48,051,977
                                                                                   --------------  --------------
 End of period                                                                       $93,246,840    $71,069,956
                                                                                   ==============  ==============
Accumulated undistributed net investment income included in ending net assets        $    11,633    $    83,580
                                                                                   ==============  ==============
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                           1,353,533      1,243,691
 Shares redeemed                                                                        (716,029)      (587,044)
 Distributions reinvested                                                                402,075        190,717
                                                                                   --------------  --------------
Net increase                                                                           1,039,579        847,364
                                                                                   ==============  ==============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund
 -----------------------------------------------------------------------------




                                                                          Year Ended December 31,
                                                               -----------------------------------------------
                                                                 1996        1995       1994       1993***
                                                              ----------------------  ---------  -------------
Per share operating performance:
Net asset value, beginning of period                             $ 12.60     $ 10.03    $ 10.36      $ 10.00
                                                              ----------------------  ---------  -------------
Net investment income (a)                                           0.28        0.29       0.26         0.09
Net realized and unrealized gains (losses) on investments
  and foreign currency transactions (a)                             1.98        2.72      (0.34)        0.41
                                                              ----------------------  ---------  -------------
Total from investment operations                                    2.26        3.01      (0.08)        0.50
                                                              ----------------------  ---------  -------------
Less distributions from:
 Dividends from net investment income                              (0.28)      (0.25)     (0.25)       (0.11)
 Dividends from net realized gains on investments                  (0.62)      (0.19)        --        (0.03)
                                                              ----------------------  ---------  -------------
Total distributions                                                (0.90)      (0.44)     (0.25)       (0.14)
                                                              ======================  =========  =============
Net asset value, end of period                                   $ 13.96     $ 12.60    $ 10.03      $ 10.36
                                                              ======================  =========  =============
Total return:
 Total investment return (b)                                       17.89%      30.03%     (0.76)%       5.01%**(d)
Ratios/supplemental data:
Net assets, end of period (000)                                  $93,247     $71,070    $48,052      $29,298
Ratio of net expenses to average net assets                         0.79%(e)    0.81%(e)   0.87%        1.00%*(c)
Ratio of net investment income to average net assets                2.02%(e)    2.51%(e)   2.82%        2.32%*(d)
Portfolio turnover ratio                                              24%         79%        55%           8%**
Average commission rate (f)                                      $0.0383          --         --           --


     * Annualized

    ** Not Annualized.

   *** For the period from the commencement of operations July 1, 1993 to December 31, 1993.

   (a) Per share data was calculated using average shares outstanding during the period.

   (b) Total return at net asset value assuming all distributions reinvested.

   (c) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.23% (annualized) for the period ended December 31, 1993.

   (d) Computed giving effect to Manager's expense limitation undertaking.

   (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net benefits received, if any.


   (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Federal Income Tax Information (unaudited)
73.9% of the gain distribution recorded in December 1996 and paid in January 1997 was derived from long-term gains.


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund / December 31, 1996
 -----------------------------------------------------------------------------


                                             Shares         Value
                                         -------------  --------------
COMMON STOCKS & CONVERTIBLES--(83.1%)
Transportation, Communication, Electric,
  Gas & Sanitary Services--(83.1%)
Communications--(26.5%)
AT&T Corp.                                    7,500      $   326,250
Ameritech Corp.                              32,400        1,964,250
Bell Atlantic Corp.                          15,500        1,003,625
BellSouth Corp.                              39,000        1,574,625
Frontier Corp.                               18,400          416,300
GTE Corp.                                    40,000        1,820,000
Lucent Technologies, Inc.                     4,862          224,844
MCI Communications Corp.                     11,500          375,906
NYNEX Corp.                                  39,000        1,876,875
Pacific Telesis Group, Inc.                  16,000          588,000
SBC Communications, Inc.                     29,100        1,505,925
Sprint Corp.                                  3,500          139,563
360 Communications Co. (a)                    1,500           34,687
US West Communications Group                 18,000          580,500
US West Media Group (a)                      15,000          277,500
                                                        --------------
                                                          12,708,850
                                                        --------------
Electric Services--(44.6%)
American Electric Power Co., Inc.            19,500          801,937
Boston Edison Co.                            13,000          349,375
CMS Energy Corp.                             25,000          840,625
CMS Energy Corp., Class G                    25,000          459,375
Carolina Power & Light Co.                   17,000          620,500
Cinergy Corp.                                45,500        1,518,562
Citizens Utilities Co. 5% Convertible
  Preferred                                   5,000          238,750
DPL, Inc.                                    58,000        1,421,000
DTE Energy Co.                               26,600          861,175
Eastern Utilities Assoc.                     11,300          196,337
Edison International                         35,000          695,625
Entergy Corp.                                 6,200          172,050
FPL Group, Inc.                              33,000        1,518,000
GPU, Inc.                                    37,000        1,244,125
Houston Industries, Inc.                     29,100          658,387
IES Industries, Inc.                         12,900          385,388
KU Energy Corp.                               8,000          240,000
Kansas City Power & Light Co.                22,500          641,250
MidAmerican Energy Co.                       20,000          317,500
North Carolina Natural Gas Corp.              8,000          231,000
Ohio Edison Co.                              11,700          266,175
PacifiCorp                                   56,500        1,158,250
Pinnacle West Capital Corp.                  15,000          476,250
Portland General Corp.                       22,000          924,000
Public Service Co. of Colorado               23,500          913,563
Public Service Enterprise Group, Inc.         7,500          204,375
Puget Sound Power & Light Co.                 2,700           64,800
Rochester Gas & Electric Corp.                1,600           30,600
Scana Corp.                                  15,000          401,250
Sierra Pacific Resources                     10,000      $   287,500
Southern Co.                                 47,000        1,063,375
Texas Utilities Co.                          33,000        1,344,750
Union Electric Co.                            3,800          146,300
Utilicorp United, Inc.                       16,800          453,600
Western Resources, Inc.                       6,500          200,688
                                                        --------------
                                                          21,346,437
                                                        --------------
Gas Services--(12.0%)
Consolidated Natural Gas Co.                 10,000          552,500
Energen Corp.                                   900           27,225
MCN Corp.                                    37,500        1,082,813
MDU Resources Group, Inc.                     6,500          149,500
Pacific Enterprises                          15,500          470,813
PanEnergy Corp.                              18,700          841,500
Peoples Energy Corp.                          7,600          257,450
Public Service Co. of North Carolina         25,000          456,250
UGI Corp.                                    21,000          469,875
Williams Companies, Inc.                     38,850        1,456,875
                                                        --------------
                                                           5,764,801
                                                        --------------
Total Common Stocks & Convertibles
  (Cost of $32,967,473)                                   39,820,088
                                                        --------------
PREFERRED STOCKS--(11.5%)
Transportation, Communication, Electric,
  Gas & Sanitary Services--(11.5%)
Electric Services--(9.7%)
Arizona Public Service Co.,
  Series W $1.8125                           12,000          301,500
Baltimore Gas & Electric Co., 6.75%,
  Series 1987                                 1,503          151,239
Central Power & Light Co., 7.12%              6,000          591,000
Commonwealth Edison Co., 7.24%,               5,500          534,875
Montana Power Co., $6.875                     5,000          505,625
Northern Indiana Public Service Co.,
  7.44%                                       1,000           98,750
Peco Energy Co., 7.48%                        2,000          208,250
PSI Energy, Inc., 7.44%                      13,000          329,875
PSI Energy, Inc., 6.875%                      4,000          422,500
Pennsylvania Power & Light Co., 6.75%         5,000          521,250
Southern California Edison Co., 7.36%        11,000          270,875
TU Electric Capital, 8.25%                   28,000          700,000
                                                        --------------
                                                           4,635,739
                                                        --------------
Gas Services--(1.8%)
Enron Corp., 8.00%                           20,000          502,500
MCN Corp., 8.75%                              2,500           69,063
Pacific Enterprises, $4.50                      550           36,850
Williams Cos., Inc., $3.50                    3,000          262,875
                                                        --------------
                                                             871,288
                                                        --------------


                  See Notes to Investment Portfolio.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund / December 31, 1996
 -----------------------------------------------------------------------------



                                             Shares         Value
                                         -------------  --------------
PREFERRED STOCKS (Continued)
Total Preferred Stocks
  (Cost of $5,630,879)                                   $ 5,507,027
                                                        --------------
Total Investments
  (Cost of $38,598,352) (b)                               45,327,115
                                                        --------------
SHORT-TERM OBLIGATIONS--(3.8%)
                                               Par
                                         -------------
Repurchase agreement with Lehman
  Brothers, Inc., dated 12/31/96, due
  01/02/97 at 6.900% collateralized by
  U.S. Treasury notes with various
  maturities to 2022, market value
  $1,826,727 (repurchase proceeds
  $1,802,691)                              $1,802,000      1,802,000
                                                        --------------
Other Assets & Liabilities, Net--(1.6%)                      777,682
                                                        --------------
Net Assets--(100.0%)                                     $47,906,797
                                                        ==============



Notes to investment portfolio:
(a) Non-income producing
(b) Cost for federal income tax purposes is $38,600,695. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:
           Gross unrealized appreciation      $7,275,005
           Gross unrealized depreciation        (548,585)
                                             -------------
           Net unrealized appreciation        $6,726,420
                                             =============

                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund / December 31, 1996
 ----------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $38,598,352)                        $45,327,115
Short-term obligations                                                              1,802,000
Cash                                                                                      132
Receivable for investments sold                                                       662,920
Dividends and interest receivable                                                     168,430
Unamortized organization expenses                                                       8,244
Other assets                                                                            2,792
                                                                                --------------
  Total assets                                                                     47,971,633
                                                                                --------------
Liabilities:
Payable for fund shares repurchased                                                    15,771
Management fee payable                                                                 26,099
Bookkeeping fee payable                                                                 2,250
Transfer agent fee payable                                                                625
Accrued expenses payable                                                               19,858
Other liabilities                                                                         233
                                                                                --------------
  Total liabilities                                                                    64,836
                                                                                --------------
Net assets                                                                        $47,906,797
                                                                                ==============
Net assets represented by:
 Paid-in capital                                                                  $45,903,470
 Accumulated overdistributed net investment income                                    (16,477)
 Accumulated net realized losses on investments                                    (4,708,959)
 Net unrealized appreciation on investments                                         6,728,763
                                                                                --------------
Total net assets applicable to shares of beneficial interest outstanding          $47,906,797
                                                                                ==============
Shares of beneficial interest outstanding                                           4,476,115
                                                                                ==============
Net asset value per share                                                              $10.70
                                                                                ==============


 -----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1996
 ----------------------------------------------------------------------------

Investment income:
Dividends                                                   $2,438,433
Interest income                                                 67,813
                                                           -------------
  Total investment income                                    2,506,246
                                                           -------------
Expenses:
 Management fee                                                315,944
 Bookkeeping fee                                                27,000
 Transfer agent fee                                              7,500
 Audit fee                                                      16,824
 Printing expense                                               11,013
 Trustees' fees                                                  3,511
 Custodian fee                                                   4,393
 Legal fee                                                          57
 Amortization of organization expense                            5,527
 Miscellaneous expense                                           2,880
                                                           -------------
  Total expenses                                               394,649
                                                           -------------
Net investment income                                        2,111,597
Realized and unrealized gains (losses) on investments:
 Net realized losses on investments                            (45,156)
 Change in unrealized appreciation on investments              871,144
                                                           -------------
Net increase in net assets resulting from operations        $2,937,585
                                                           =============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund
 ----------------------------------------------------------------------------


                                                                                            Year            Year
                                                                                            Ended          Ended
                                                                                        December 31,    December 31,
                                                                                            1996            1995
                                                                                      ---------------  --------------
Operations:
 Net investment income                                                                  $  2,111,597    $ 2,180,202
 Net realized losses on investments                                                          (45,156)    (1,331,430)
 Unrealized appreciation on investments                                                      871,144     12,515,955
                                                                                      ---------------  --------------
 Net increase in net assets resulting from operations                                      2,937,585     13,364,727
                                                                                      ---------------  --------------
Distributions declared from:
 Net investment income                                                                    (2,098,660)    (2,164,475)
                                                                                      ---------------  --------------
Fund share transactions:
 Proceeds from fund shares sold                                                            5,054,022      8,726,703
 Cost of fund shares repurchased                                                         (11,681,570)    (8,650,479)
 Distributions reinvested                                                                  2,098,660      2,164,475
                                                                                      ---------------  --------------
Net increase (decrease) in net assets resulting from fund share transactions              (4,528,888)     2,240,699
                                                                                      ---------------  --------------
Total increase (decrease) in net assets                                                   (3,689,963)    13,440,951
Net assets:
 Beginning of period                                                                      51,596,760     38,155,809
                                                                                      ---------------  --------------
 End of period                                                                          $ 47,906,797    $51,596,760
                                                                                      ===============  ==============
Accumulated overdistributed net investment income included in ending net assets         $    (16,477)   $   (29,414)
                                                                                      ===============  ==============
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                                 478,345        942,276
 Shares redeemed                                                                          (1,111,326)      (940,625)
 Distributions reinvested                                                                    194,321        206,533
                                                                                      ---------------  --------------
Net increase (decrease)                                                                     (438,660)       208,184
                                                                                      ===============  ==============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund
 ----------------------------------------------------------------------------


                                                                                Year Ended December 31,
                                                                  ---------------------------------------------------
                                                                     1996        1995        1994         1993***
                                                                  ----------- ----------- ----------- ---------------
Per share operating performance:
Net asset value, beginning of period                              $ 10.50     $  8.11     $  9.65       $ 10.00
                                                                  ----------- ----------- ----------- ---------------
Net investment income (a)                                            0.46        0.46        0.54          0.18
Net realized and unrealized gains (losses) on investments (a)        0.23        2.39       (1.53)        (0.35)
                                                                  ----------- ----------- ----------- ---------------
Total from investment operations                                     0.69        2.85       (0.99)        (0.17)
                                                                  ----------- ----------- ----------- ---------------
Less distributions from:
 Dividends from net investment income                               (0.49)      (0.46)      (0.55)        (0.18)
                                                                  ----------- ----------- ----------- ---------------
Net asset value, end of period                                    $ 10.70     $ 10.50     $  8.11       $  9.65
                                                                  =========== =========== =========== ===============
Total return:
 Total investment return (b)                                         6.53%      35.15%     (10.27)%       (1.70)%**(c)
Ratios/supplemental data:
Net assets, end of period (000)                                   $47,907     $51,597     $38,156       $54,441
Ratio of net expenses to average net assets                          0.81%(d)    0.83%(d)    0.86%         1.00%*(e)
Ratio of net investment income to average net assets                 4.36%(d)    4.98%(d)    5.80%         5.10%*(c)
Portfolio turnover ratio                                               14%         18%         16%            2%**
Average commission rate (f)                                       $0.0468          --          --            --


     * Annualized

    ** Not Annualized

   *** For the period from the commencement of operations July 1, 1993 to December 31, 1993.

   (a) Per share data was calculated using average shares outstanding during the period.

   (b) Total return at net asset value assuming all distributions reinvested.

   (c) Computed giving effect to Manager's expense limitation undertaking.

   (d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

   (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.09% (annualized) for the period ended December 31, 1993.


   (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                        See Notes to Financial Statements.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport International Fund For Growth / December 31, 1996
 -----------------------------------------------------------------------------


                                  Country
                                  Abbrev.      Shares         Value
                                  ----------------------  -------------
COMMON STOCKS--(92.4%)
Agriculture, Forestry & Fishing--(0.3%)
Agricultural--Crops
PT Chareon Pokphand Indonesia        In          65,000    $   73,613
                                                          -------------
Construction--(1.8%)
Heavy Construction
Non Building Construction--(1.8%)
Company Generale des Eaux            Fr           2,355       291,766
Kaneshita Construction               Ja          13,000       123,329
Sino Thai Engineering &
  Construction Public Co., Ltd.      Th          28,600        74,700
                                                          -------------
                                                              489,795
                                                          -------------
Finance, Insurance & Real Estate--(20.1%)
Depository Institutions--(5.5%)
Banco Latinoamericano de
  Exportaciones SA                   Po           8,300       421,225
Banco Popolare di Milano             It          51,000       258,829
Generale de Banque SA                Be           1,155       413,910
Generale de Banque SA STRIPS
  (a)                                Be             105            60
International Bank of Asia           HK         190,000       126,511
Korea Exchange Bank                  HK          25,591       233,419
                                                          -------------
                                                            1,453,954
                                                          -------------
Holding Companies--(1.6%)
Fortis Amev NV                       Ne          12,407       434,313
                                                          -------------
Insurance Carriers--(1.3%)
Reinsurance Australia Corp.          Au          89,000       346,634
                                                          -------------
Holding & Other Investment Companies--(4.1%)
Fleming Russia Securities Fund
  (a)                                Ru          32,000       344,000
Japan OTC Equity Fund,
  Inc. (a)                           Ja             170       127,500
ROC Taiwan Fund                      Tw          24,975       255,994
World Equity Benchmark Share
  (a)                                Ja          27,000       352,620
                                                          -------------
                                                            1,080,114
                                                          -------------
Nondepository Credit Institution--(1.7%)
Promise Co., Ltd.                    Ja           9,000       442,432
                                                          -------------
Real Estate--(4.6%)
Diligentia Ab (a)                    Sw          24,000       376,662
HKR International Ltd.               HK         131,000       221,029
Kawasan Industri Jababeka            In         212,000       246,825
New World Development Co., Ltd.      HK          41,000       276,973
Property Perfect Public Co.,
  Ltd.                               Th          39,800        41,116
Tian An China Investments            HK         490,000        70,321
                                                          -------------
                                                            1,232,926
                                                          -------------
Security Brokers & Dealers--(1.3%)
Kokusai Securities Co., Ltd.         Ja          20,000    $  188,012
L.G. Securities (a)                  Ko          16,000       162,840
                                                          -------------
                                                              350,852
                                                          -------------
Manufacturing--(38.6%)
Apparel--(1.0%)
Tokyo Style                          Ja          19,000       265,459
                                                          -------------
Chemicals & Allied Products--(8.0%)
Henkel KGAA (a)                       G           1,067        51,083
Indian Petrochemicals Corp.,
  Ltd. GDR                           In          15,800       181,700
Indupa S.A. (a)                      Ar         186,285       214,268
Kemira Oy                            Fi          40,300       507,557
Norsk Hydro A/S                      No           8,200       444,842
PT Evershine Textile Industry        In         427,396       126,662
Reliance Industries Ltd. GDR         In           6,000        72,000
Smithkline Beecham PLC               UK          24,206       334,882
Yizheng Cemical Fibre Co., Ltd.      HK         846,000       205,634
                                                          -------------
                                                            2,138,628
                                                          -------------
Electronic & Electrical Equipment--(6.1%)
Alcatel Alsthom                      Fr           3,455       277,465
Koor Industries Ltd. ADR             UK           7,200       122,400
LG Electronics                       Ko          11,000       141,031
Matsushaita Electric Industrial
  Co.                                Ja          26,000       423,804
Moulinex                             Fr          13,000       299,326
Murata Manufacturing Co., Ltd.       Ja          10,000       327,728
Samsung Electronics GDR Bonus
  Shares                             Ko              52         1,872
Samsung Electronics GDS Bonus
  Shares (a)                         Ko             175         7,241
                                                            1,600,867
                                                          -------------
Food & Kindred Products--(0.7%)
Perdigao SA Comercio e
  Industria (a)                      Br      70,000,000       134,732
Vitasoy International Holdings
  Ltd.                               HK         133,000        58,035
                                                          -------------
                                                              192,767
                                                          -------------
Lumber & Wood Products--(1.6%)
Metsa-Serla, Series B                Fi          56,000       419,526
                                                          -------------
Machinery & Computer Equipment--(6.1%)
Agiv-AG                               G          14,300       206,870
Canon, Inc.                          Ja          14,000       309,099
Hitachi Ltd.                         Ja          42,000       391,203
Mannesmann AG                         G           1,070       462,984
Mori Seiki                           Ja          19,000       262,182
                                                          -------------
                                                            1,632,338
                                                          -------------


                  See Notes to Investment Portfolio.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport International Fund For Growth / December 31, 1996
 -----------------------------------------------------------------------------


                                  Country
                                  Abbrev.      Shares         Value
                                  ----------------------  -------------
Paper Products--(2.3%)
Enso-Gutzeit Oy                      Fi        45,000      $  364,479
Metro Pacific Corp.                  Ph       950,000         234,791
                                                          -------------
                                                              599,270
                                                          -------------
Petroleum Refining--(3.4%)
NESTE Oy                             Fi        11,700         282,007
YPF Sociedad Anonima ADR             Ar        15,000         378,750
Yukong Ltd. (a)                      Ko        12,700         240,473
                                                          -------------
                                                              901,230
                                                          -------------
Primary Metal--(5.1%)
Acerinox SA                          Sp         2,100         303,303
Avesta Sheffield                     Sw        42,400         454,972
Svenskt Stal AB (SSAB), Series
  B                                  Sw        30,000         499,296
TransTec PLC                         UK        48,222          85,908
                                                          -------------
                                                            1,343,479
                                                          -------------
Rubber & Plastic--(0.2%)
World Houseware Holdings Ltd.        HK       990,000          56,319
                                                          -------------
Stone, Clay, Glass & Concrete--(2.6%)
Companion Building Materials,
  Ltd.                               HK       731,200         136,134
Freidrich Grohe AG                    G         1,200         330,847
Kim Hin Industry Bhd (a)             Ma        57,000          95,696
N.V. Koninklijke Sphinx
  Gustavberg                         Ne        11,546         132,943
                                                          -------------
                                                              695,620
                                                          -------------
Textile Mill Products--(0.5%)
Companhia de Tecidos Norte de
  Minas                              Br       440,000         140,418
                                                          -------------
Transportation Equipment--(1.0%)
Suzuki Motor Co., Ltd.               Ja        28,000         255,972
                                                          -------------
Mining & Energy--(3.6%)
Coal Mining--(0.9%)
Samchully Co.                        Ko         2,600         182,900
Samchully Co. New 1 (a)              Ko           488          35,493
Samchully Co. New 2 (a)              Ko           195          13,834
                                                          -------------
                                                              232,227
                                                          -------------
Crude Petroleum & Natural Gas--(2.7%)
Compagnie Francaise de
  Petroleum Total B                  Fr         4,089         332,477
Saga Petroleum A/S                   No        23,100         387,535
                                                          -------------
                                                              720,012
                                                          -------------
Retail Trade--(7.8%)
Auto Dealers & Gas Stations--(2.0%)
Inchcape PLC                         UK       115,472         536,048
                                                          -------------
Food Stores--(2.6%)
Jardine Matheson Holdings Ltd.
  (a)                                Ja        29,394      $  194,001
Jusco Co., Ltd.                      Ja        15,000         508,409
                                                          -------------
                                                              702,410
                                                          -------------
General Merchandise Stores--(2.4%)
Ito-Yokado Co., Ltd.                 Ja         7,000         304,269
PT Matahari Putra Prima              In       278,000         323,666
                                                          -------------
                                                              627,935
                                                          -------------
General Merchandise Stores--(0.8%)
Globex Utilidades SA (a)             Br        13,000         211,433
                                                          -------------
Services--(2.3%)
Business Services--(1.2%)
Ing C. Olivetti & SPA (a)            It       782,000         274,266
Intrum Justitia                      UK        32,186          57,340
                                                          -------------
                                                              331,606
                                                          -------------
Health Services--(1.1%)
Novartis                             Sz           260         296,894
                                                          -------------
Transportation, Communication, Electric, Gas & Sanitary
  Services--(13.3%)
Air Transportation--(1.0%)
Helikopter Service A/S               No        22,000         286,297
                                                          -------------
Communications--(8.1%)
DDI Corp.                            Ja            40         264,252
Portugal Telecom ADR                 Po        17,000         480,250
Royal Koninklijke PTT Nederland
  NV                                 Ne        11,583         441,659
Tele-Communications
  International, Inc. (a)                      18,400         243,800
Telecom Argentina SA ADR             Ar         5,600         226,100
Telecom Italia                       It        72,000         143,004
Telecom Italia SPA                   It       135,000         350,394
                                                          -------------
                                                            2,149,459
                                                          -------------
Gas Services--(1.9%)
British Gas Corp.                    UK       130,000         501,053
                                                          -------------
Transportation Services--(0.9%)
Danzas Holding                       Sz           120         132,737
Precious Shipping Public Co.,
  Ltd.                               Th        60,800         117,324
                                                          -------------
                                                              250,061
                                                          -------------
Water Transportation--(1.4%)
Hong Kong Ferry Holdings Co.         HK        90,000         175,706
Transpotacion Maritima Meicana
  ADR                                Mx        35,400         185,850
                                                          -------------
                                                              361,556
                                                          -------------

                  See Notes to Investment Portfolio.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport International Fund For Growth / December 31, 1996
 -----------------------------------------------------------------------------


                                  Country
                                  Abbrev.      Shares         Value
                                  ----------------------  -------------
Wholesale Trade--(4.6%)
Durable Goods--(3.8%)
Brierley Investments Ltd.            NZ       353,000      $   326,614
Celsis International PLC (a)         UK        82,685          151,554
Powerscreen International PLC        UK        25,800          249,704
Yamazen Corp. (a)                    Ja        73,000          270,720
                                                          -------------
                                                               998,592
                                                          -------------
Nondurable Goods--(0.8%)
Lion Nathan Ltd.                     NZ        88,600          212,140
                                                          -------------
Total Common Stocks
  (Cost $23,862,074)                                        24,564,249
                                                          -------------
PREFERRED STOCKS--(2.3%)
Manufacturing--(2.0%)
Chemicals and Allied Products--(1.5%)
Henkel KGAA (a)                       G         7,733          387,779
                                                          -------------
Electronic & Electrical Equipment--(0.5%)
Samsung Electronics                  Ko           400           10,338
Samsung Electronics GDS              Ko         6,197          114,335
Samsung Electronics GDR Bonus
  Shares (a)                         Ko         1,867           29,872
                                                          -------------
                                                               154,545
                                                          -------------
Transportation, Communication, Electric, Gas & Sanitary
  Services--(0.3%)
Electric Integrated--(0.3%)
Electricidade Sao Paulo, Class
  B                                  Br       490,000           72,385
                                                          -------------
Total Preferred Stocks
  (Cost $717,015)                                              614,709
                                                          -------------
Total Investments
  (Cost $24,579,089) (b)                                    25,178,958
                                                          -------------


                                    Par          Value
                              -------------  --------------
SHORT-TERM OBLIGATIONS--(5.5%)
Repurchase agreement with
  Lehman Brothers, Inc., dated
  12/31/96, due 01/02/97 at
  6.900%, collateralized by
  U.S. Treasury notes with
  various maturities to 2022,
  market value $1,479,020
  (repurchase proceeds
  $1,459,559)                   $1,459,000    $ 1,459,000
                                             --------------
Other Assets & Liabilities, Net--(-0.2%)          (44,911)
                                             --------------
Net Assets--(100%)                            $26,593,047
                                             ==============
Notes to investment portfolio:


(a) Non-income producing.

(b) The cost for federal income tax purposes is $24,583,636. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:

           Gross unrealized appreciation    $ 3,422,613
           Gross unrealized depreciation     (2,827,291)
                                            --------------
           Net unrealized appreciation      $   595,322
                                            ==============

                      See Notes to Investment Portfolio.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport International Fund for Growth / December 31, 1996
 -----------------------------------------------------------------------------

                       Summary of Securities by Country

                                             % of Total
                   Country                   Securities
Country            Abbrev.       Value        at Value
 ----------------  -----------------------  ------------
Japan                 Ja      $ 5,010,991       19.9%
United Kingdom        UK        2,038,889        8.1
Finland               Fi        1,573,569        6.2
Hong Kong             HK        1,560,081        6.2
Germany               G         1,439,563        5.7
Sweden                Sw        1,330,930        5.3
France                Fr        1,201,034        4.8
Norway                No        1,118,674        4.4
Italy                 It        1,026,493        4.1
Indonesia             In        1,024,466        4.1
Netherlands           Ne        1,008,915        4.0
Korea                 Ko          940,229        3.7
Portugal              Po          901,475        3.6
Argentina             Ar          819,118        3.3
Brazil                Br          558,968        2.2
New Zealand           NZ          538,754        2.1
Switzerland           Sz          429,631        1.7
Belgium               Be          413,970        1.6
Australia             Au          346,634        1.4
Russia                Ru          344,000        1.4
Spain                 Sp          303,303        1.2
Taiwan                Tw          255,994        1.0
United States         $           243,800        1.0
Thailand              Th          233,140        0.9
Philippines           Ph          234,791        0.9
Mexico                Mx          185,850        0.7
Malaysia              Ma           95,696        0.5
                            --------------  ------------
                              $25,178,958      100.0%
                            ==============  ============


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


Acronym                       Name
----------------------------------------------------
ADR          American Depository Receipt
GDR          Global Depository Receipt
GDS          Global Depository Shares
STRIPS       Separately Traded of Registered Interest
             and Principal of Security


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport International Fund for Growth / December 31, 1996
 -----------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $24,579,089)                               $25,178,958
Short-term obligations                                                                     1,459,000
Cash (including foreign currencies)                                                          293,521
Dividends, tax reclaims and interest receivable                                               51,318
Unamortized organization expenses                                                             10,068
Other assets                                                                                     622
                                                                                        --------------
  Total assets                                                                            26,993,487
                                                                                        --------------
Liabilities:
Foreign currencies                                                                           289,202
Payable for investments bought                                                                52,923
Payable for fund shares repurchased                                                            3,552
Management fee payable                                                                        19,934
Bookkeeping fee payable                                                                        2,250
Transfer agent fee payable                                                                       625
Accrued expenses payable                                                                      31,954
                                                                                        --------------
  Total liabilities                                                                          400,440
                                                                                        --------------
Net assets                                                                               $26,593,047
                                                                                        ==============
Net assets represented by:
 Paid-in capital                                                                         $25,953,311
 Accumulated overdistributed net investment income                                            (3,447)
 Accumulated net realized gains on investments and foreign currency transactions              42,816
 Net unrealized appreciation on investments and foreign currency transactions                600,367
                                                                                        --------------
Total net assets applicable to outstanding shares of beneficial interest                 $26,593,047
                                                                                        ==============
Shares of beneficial interest outstanding                                                 13,597,431
                                                                                        ==============
Net asset valueer share                                                                        $1.96
                                                                                        ==============


 -----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1996
 ----------------------------------------------------------------------------


Investment income:
Dividends (net of nonrebatable foreign taxes withheld at
  source of $63,801)                                       $  499,762
Interest income                                                55,711
                                                           ------------
  Total investment income                                     555,473
                                                           ------------
Expenses:
 Management fee                                               224,146
 Bookkeeping fee                                               27,000
 Transfer agent fee                                             7,500
 Audit fee                                                     20,400
 Printing expense                                               4,710
 Trustees' expense                                              2,014
 Custodian fee                                                 56,655
 Amortization of organization expense                           4,331
 Miscellaneous expense                                          1,020
                                                           ------------
  Total expenses                                              347,776
                                                           ------------
Net investment income                                         207,697
Realized and unrealized gains (losses) on investments and
  foreign currency transactions:
 Net realized gains on investments                          1,628,143
 Net realized losses on foreign currency transactions         (41,603)
 Change in unrealized depreciation on investments and
  foreign currency transactions                              (520,184)
                                                           ------------
Net increase in net assets resulting from operations       $1,274,053
                                                           ============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth
 ----------------------------------------------------------------------------


                                                                                        Year Ended      Year Ended
                                                                                       December 31,    December 31,
                                                                                           1996            1995
                                                                                      --------------  --------------
Operations:
 Net investment income                                                                  $   207,697    $   153,289
 Net realized gains (losses) on investments                                               1,628,143       (747,347)
 Net realized losses on foreign currency transactions                                       (41,603)      (158,469)
 Change in unrealized appreciation (depreciation) on investments and foreign
   currency transactions                                                                   (520,184)     2,044,305
                                                                                      --------------  --------------
 Net increase in net assets resulting from operations                                     1,274,053      1,291,778
                                                                                      --------------  --------------
Distributions declared from:
 Net investment income                                                                           --       (228,274)
 Net realized gains                                                                      (1,535,936)            --
                                                                                      --------------  --------------
 Total distributions                                                                     (1,535,936)      (228,274)
                                                                                      --------------  --------------
Fund share transactions:
 Proceeds from fund shares sold                                                           6,030,306      7,406,320
 Cost of fund shares repurchased                                                         (3,475,389)    (5,079,991)
 Distributions reinvested                                                                 1,535,936        228,274
                                                                                      --------------  --------------
Net increase in net assets resulting from fund share transactions                         4,090,853      2,554,603
                                                                                      --------------  --------------
Total increase in net assets                                                              3,828,970      3,618,107
Net assets:
 Beginning of period                                                                     22,764,077     19,145,970
                                                                                      --------------  --------------
 End of period                                                                          $26,593,047    $22,764,077
                                                                                      --------------  --------------
Accumulated overdistributed net investment income included in ending net assets         $    (3,447)   $   (53,329)
                                                                                      ==============  ==============
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                              2,963,621      4,012,557
 Shares redeemed                                                                         (1,708,699)    (2,743,550)
 Distributions reinvested                                                                   787,660        115,875
                                                                                      --------------  --------------
Net increase                                                                              2,042,582      1,384,882
                                                                                      ==============  ==============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth
 -----------------------------------------------------------------------------


                                                                                                       Period
                                                                            Year Ended December         Ended
                                                                                    31,             December 31,
                                                                            ---------------------- ---------------
                                                                              1996        1995         1994***
                                                                           ----------------------  ---------------
Per share operating performance:
Net asset value, beginning of period                                       $  1.97     $  1.88       $  2.00
                                                                           ----------------------  ---------------
Net investment income (a)                                                     0.02        0.01            --
Net realized and unrealized gains (losses) on investments and foreign
  currency transactions (a)                                                   0.09        0.10         (0.12)
                                                                           ----------------------  ---------------
Total from investment operations                                              0.11        0.11         (0.12)
                                                                           ----------------------  ---------------
Less distributions from:
 Dividends from net investment income                                           --       (0.02)           --
 Dividends from net realized gains on investments                            (0.12)         --            --
 Total distributions                                                         (0.12)      (0.02)           --
                                                                           ----------------------  ---------------
Net asset value, end of period                                             $  1.96     $  1.97       $  1.88
                                                                           ======================  ===============
Total return:
 Total investment return (b)                                                  5.61%       5.85%        (6.00)%**
Ratios/supplemental data:
Net assets, end of period (000)                                            $26,593     $22,764       $19,146
Ratio of net expenses to average net assets                                   1.40%(c)    1.40%(c)      1.74%*
Ratio of net investment income to average net assets                          0.84%(c)    0.75%(c)      0.13%*
Portfolio turnover ratio                                                       114%         40%           31%**
Average commission rate (d)                                                $0.0010          --            --


  * Annualized

 ** Not Annualized

*** For the period from the commencement of operations May 2, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Federal Income Tax Information (unaudited)
51.8% of the gain distribution recorded in December 1996 and paid in January 1997 was derived from long-term gains.


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / December 31, 1996
 ----------------------------------------------------------------------------


                                                     Par        Value
                                                 -----------  ------------
BONDS & NOTES--(95.5%)
CORPORATE FIXED-INCOME BONDS
  & NOTES--(39.0%)
Construction--(0.5%)
Building Construction
USG Corp., 9.250% 09/15/01                        $250,000    $  266,875
                                                              ------------
Manufacturing--(14.1%)
Chemicals & Allied Products--(1.2%)
Agricultural Minerals Co., L.P., 10.750%
  09/30/03                                         200,000       213,250
Revlon Worldwide Corp., (a) 03/15/98               500,000       430,000
                                                              ------------
                                                                 643,250
                                                              ------------
Electronic & Electrical Equipment--(1.0%)
UNISYS Corp., 11.750% 10/15/04                     500,000       533,750
                                                              ------------
Fabricated Metal--(3.0%)
Euramax International, PLC, 11.250% 10/01/06
  (b)(e)                                           250,000       258,750
Renco Metals, Inc., 11.500% 07/01/03               500,000       523,125
Rexnord Holdings, Inc., 10.750% 07/01/02           750,000       805,178
                                                              ------------
                                                               1,587,053
                                                              ------------
Food & Kindred Products--(1.5%)
FoodBrands America, Inc., 10.750% 05/15/06         250,000       266,250
Van De Kamps, Inc., 12.000% 09/15/05               500,000       551,250
                                                              ------------
                                                                 817,500
                                                              ------------
Lumber & Wood Products--(0.5%)
Triangle Pacific Corp., 10.500% 08/01/03           250,000       266,563
                                                              ------------
Machinery & Computer Equipment--(0.9%)
IMO Industries, 11.750% 05/01/06                   500,000       467,500
                                                              ------------
Miscellaneous Manufacturing--(0.9%)
American Standard Co., stepped coupon, (10.500%
  06/01/98) (c) 06/01/05                           350,000       327,688
Coleman Holdings Co., Series B, (a) 05/27/98       200,000       166,750
                                                              ------------
                                                                 494,438
                                                              ------------
Primary Metal--(2.0%)
Algoma Steel, Inc., 12.375%
  07/15/05                                         500,000       541,250
US Can Corp., 10.125% 10/15/06 (b)                 500,000       525,000
                                                              ------------
                                                               1,066,250
                                                              ------------
Stone, Clay, Glass & Concrete--(1.0%)
Owens-Illinois, Inc., 10.500% 06/15/02            $500,000    $  528,750
                                                              ------------
Transportation Equipment--(2.1%)
Aftermarket Technology Corp., Series B, 12.000%
  08/01/04                                         500,000       558,750
Collins & Aikman Products Co., 11.500% 04/15/06    500,000       547,500
                                                              ------------
                                                               1,106,250
                                                              ------------
Mining & Energy--(3.0%)
Crude Petroleum & Natural Gas--(0.5%)
Ferrellgas Finance Corp., L.P., 10.000%
  08/01/01                                         250,000       262,813
                                                              ------------
Oil & Gas Extraction--(2.5%)
Coastal Corp., 9.750% 08/01/03                     500,000       572,205
Gulf Canada Resources Ltd., 9.250% 01/15/04 (d)    250,000       264,375
Nevo Energy Co., 9.500%
  04/15/06                                         250,000       265,000
Santa Fe Energy Resources, Inc., 11.000%
  05/15/04                                         225,000       248,625
                                                              ------------
                                                               1,350,205
                                                              ------------
Retail Trade--(2.0%)
Food Stores--(1.5%)
Pathmark Stores, Inc., 9.625% 05/01/03             250,000       239,375
Smiths Food & Drug, 11.250% 05/15/07               500,000       552,500
                                                              ------------
                                                                 791,875
                                                              ------------
Miscellaneous Retail--(0.5%)
Finlay Fine Jewelry Corp., 10.625% 05/01/03        250,000       261,875
                                                              ------------
Services--(5.1%)
Health Services--(3.1%)
GranCare, Inc., 9.375% 09/15/05                    500,000       545,000
OrNda Health Corp., 11.375% 08/15/04               250,000       289,375
Tenet Healthcare Corp., 10.125% 03/01/05           750,000       828,750
                                                              ------------
                                                               1,663,125
                                                              ------------
Hotels, Camps & Lodging--(2.0%)
Eldorado Resorts Corp., 10.500% 08/15/06 (b)       500,000       527,500
HMH Properties, Inc., 9.500% 05/15/05              250,000       260,938
Wyndham Hotel Corp., 10.500% 05/15/06              250,000       266,250
                                                              ------------
                                                               1,054,688
                                                              ------------


                    See Notes to Investment Portfolio.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / December 31, 1996
 ----------------------------------------------------------------------------


                                                     Par        Value
                                                 -----------  ------------
Transportation, Communication, Electric, Gas & Sanitary
  Services--(14.3%)
Air Transportation--(2.0%)
Greenwich Air Services, Inc., 10.500% 06/01/06    $250,000   $   267,500
U.S. Air, Inc., 10.375% 03/01/13                   500,000       521,250
United Airlines, Inc., 9.200% 03/22/08             276,590       302,136
                                                              ------------
                                                               1,090,886
                                                              ------------
Broadcasting--(2.0%)
NWCG Holding Corp., (a)
  06/15/99                                         425,000       353,813
Young Broadcasting Corp., 11.750% 11/15/04         650,000       715,000
                                                              ------------
                                                               1,068,813
                                                              ------------
Cable--(3.9%)
Bell Cablemedia PLC, stepped coupon, (11.950%
  07/15/99) (c) 07/15/04 (e)                       400,000       350,000
Cablevision Systems Corp., 10.750% 04/01/04        250,000       258,125
Comcast Cable Partners Ltd., stepped coupon,
  (11.200% 11/15/00) (c) 11/15/07 (e)              500,000       353,750
Lenfest Communications, Inc., 8.375% 11/01/05      400,000       387,000
Marcus Cable Co., L.P. 11.875% 10/01/05            500,000       536,250
Videotron Holding PLC, stepped coupon, (11.000%
  08/15/00) (c) 08/15/05 (e)                       250,000       201,250
                                                              ------------
                                                               2,086,375
                                                              ------------
Electric, Gas & Sanitary Services--(1.0%)
Mesa Operating Co., 10.625% 07/01/06               500,000       543,750
                                                              ------------
Electric Services--(0.3%)
California Energy Co., Inc., 9.500% 09/15/06       150,000       154,125
                                                              ------------
Gas Services--(0.5%)
California Energy Co., Inc., 9.875% 06/30/03       250,000       260,000
                                                              ------------
Telecommunication--(4.6%)
Brooks Fiber Properties, Inc., stepped coupon,
  (10.875% 03/01/01) (c) 03/01/06                  500,000       333,750
ICG Holding, Inc., stepped coupon, (13.500%
  09/15/00)
  (c) 09/15/05                                     500,000       358,750
MFS Communications Co., Inc., stepped coupon:
  (8.875% 01/15/01) (c) 01/15/06                   500,000       365,625
 (9.375% 01/15/99) (c) 01/15/04                    500,000       435,000
Paging Network, Inc., 10.125% 08/01/07            $500,000   $   510,625
PanAmSat Corp., stepped coupon, (11.375%
  08/01/98) (c) 08/01/03                           500,000       463,750
                                                              ------------
                                                               2,467,500
                                                              ------------
Total Corporate Fixed-Income
  Bonds & Notes (Cost of $20,083,707)                         20,834,209
                                                              ------------

                               Currency
                              -----------
Foreign Government & Agency Obligations--(32.7%)
Argentina Global Bonds,
  11.000% 10/09/06 (f)                          400,000        419,200
Government of Finland Bond,
  7.250% 04/18/06                  FM        12,000,000      2,791,488
Kingdom of Denmark, 8.000%
  05/15/03                         DK        15,841,000      2,978,199
Republic of Poland (Brady),
  Past Due Interest, stepped
  coupon, (5.000% 10/27/98)
  4.000% 10/27/14 (g)                         1,705,000      1,438,594
Spanish Government Bonds,
  11.300%
  01/15/02                         SP       332,910,000      3,123,033
Swedish Government Bonds,
  10.250%
  05/05/03                         SK        15,200,000      2,695,686
Treasury Corp. of Victoria,
  10.250% 11/15/06                 A$         2,493,000      2,340,878
Western Australia Treasury
  Corp., 12.000% 08/01/01          A$         1,740,000      1,647,047
                                                          --------------
Total Foreign
  Government & Agency Obligations
  (Cost of $16,748,050)                                     17,434,125
                                                          --------------
US Government & Agency Obligations--(23.8%)
Federal Home Loan Mortgage
  Corp., CMO, 9.500% 04/15/19                    21,935         22,712
                                                          --------------
MDC Mortgage Funding Corp., CMO, 8.850%
  03/20/18                                      161,795        165,436
                                                          --------------
U.S. Treasury Bonds:
  8.750% 05/15/17 (h)                         4,056,000      4,948,969
 11.625% 11/15/04                               166,000        219,171
                                                          --------------
                                                             5,168,140
                                                          --------------
U.S. Treasury Notes, 11.875%
  11/15/03 (h)                                5,625,000      7,337,981
                                                          --------------
Total U.S. Government & Agency Obligations
  (Cost of $12,495,374)                                     12,694,269
                                                          --------------
Total Bonds & Notes
  (Cost of $49,327,131)                                     50,962,603
                                                          --------------


                      See Notes to Investment Portfolio.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / December 31, 1996
 -----------------------------------------------------------------------------


                               Shares      Value
                              --------  ------------
Preferred Stocks--(0.7%)
Transportation, Communication, Electric,
  Gas & Sanitary Services
Communications
Cablevision Systems Corp.,
  11.125% PIK, Series M
  (Cost $413,001)              4,287    $   384,800
Total Investments--(96.2%)
  (Cost of $49,740,132) (i)              51,347,403
                                        ------------

                                        Par
                                    -----------
Short-Term Obligations--(1.2%)
Repurchase agreement with Lehman
  Brothers, Inc., dated 12/31/96,
  due 01/02/97 at 6.900%,
  collateralized by U.S. Treasury
  notes with various maturities to
  2022, market value $651,823
  (repurchase proceeds $643,246)     $643,000        643,000
                                                 -------------
Forward Currency Contracts--(0.0%) (j)                11,223
Other Assets & Liabilities, Net--(2.6%)            1,391,309
                                                 -------------
Net Assets--100.0%                               $53,392,935
                                                 =============


Notes to Investment Portfolio:
(a) Zero coupon bond.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, the value of these securities amounted to $1,311,250 or 2.5% of net assets.
(c) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d) This is a Canadian security. Par amount is stated in U.S. dollars.

(e) This is a British security. Par amount is stated in U.S. dollars.
(f) This is an Argentinean security. Par amount is stated in U.S. dollars.
(g) This is a Polish security. Par amount is stated in U.S. dollars. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(h) These securities, or a portion thereof, with a total market value of $7,826,045 are being used to collateralize the forward currency contracts shown below.

(i) Cost for federal income tax purposes is $49,750,870. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:
           Gross unrealized appreciation      $1,898,412
           Gross unrealized depreciation        (301,879)
                                             -------------
           Net unrealized appreciation        $1,596,533
                                             =============
(j) As of December 31, 1996, the Fund had entered into the following forward currency exchange contracts:

                                                Net Unrealized
                                                 Appreciation
   Contracts                      Settlement    (Depreciation)
  to deliver    In exchange for      Date          (U.S. $)
 ------------------------------  -------------  ----------------
FF   178,867       US$    34,279  01/16/1997          (216)
FF 4,056,525       US$   773,613  01/13/1997        (8,554)
FF 4,517,198       US$   874,422  01/08/1997         3,714
FM 1,210,822       US$   260,953  01/13/1997        (2,191)
FM 1,106,764       US$   240,053  01/16/1997          (531)
DK 8,764,649       US$ 1,485,436  01/16/1997        (2,704)
DK   244,831       US$    41,781  01/08/1997           231
A$ 1,260,328       US$ 1,001,961  01/23/1997           520
FM 4,290,205       US$   934,474  01/08/1997         2,450
SK 5,944,766       US$   874,037  01/16/1997         5,576
SK 3,472,794       US$   520,074  01/08/1997        12,928
                                                ----------------
                                                   $11,223
                                                ================

                      Summary of Securities by Currency

                   Currency       Value       % of Total
                  -------------------------  -------------


United States          $       $35,771,072        69.7%
Australia             A$         3,987,925         7.8
Spain                 SP         3,123,033         6.1
Denmark               DK         2,978,199         5.8
Finland               FM         2,791,488         5.4
Sweden                SK         2,695,686         5.2
                             --------------  -------------
                               $51,347,403       100.0%
                             ==============  =============

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


Acronym                Name
---------------------------------
PIK          Payment-In-Kind
FF           French Francs


                       See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / December 31, 1996
 ----------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $49,740,132)                                $51,347,403
Short-term obligations                                                                        643,000
Cash                                                                                              697
Dividends and interest receivable                                                           1,459,958
Expense reimbursement due from Adviser                                                          7,152
Unrealized appreciation on forward currency exchange contracts                                 11,223
Unamortized organization expenses                                                               9,958
Other assets                                                                                    2,987
                                                                                         --------------
  Total assets                                                                             53,482,378
                                                                                         --------------
Liabilities:
Payable for fund shares repurchased                                                            29,641
Management fee payable                                                                         29,187
Bookkeeping fee payable                                                                         2,250
Transfer agent fee payable                                                                        625
Accrued expenses payable                                                                       27,740
                                                                                         --------------
  Total liabilities                                                                            89,443
                                                                                         --------------
Net assets                                                                                $53,392,935
                                                                                         ==============
Net assets represented by:
 Paid-in capital                                                                          $51,796,138
 Accumulated overdistributed net investment income                                             (5,726)
 Accumulated net realized losses on investments and foreign currency transactions             (10,977)
 Net unrealized appreciation on investments and foreign currency transactions               1,613,500
                                                                                         --------------
Total net assets applicable to outstanding shares of beneficial interest                  $53,392,935
                                                                                         ==============
Shares of beneficial interest outstanding                                                   4,838,352
                                                                                         ==============
Net asset value per share                                                                      $11.04
                                                                                         ==============


 -----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1996
 ----------------------------------------------------------------------------


Investment income:
Interest income                                                                             $4,372,353
Dividends                                                                                       41,090
                                                                                            -------------
  Total investment income                                                                    4,413,443
                                                                                            -------------
Expenses:
 Management fee                                                                                322,142
 Bookkeeping fee                                                                                27,000
 Transfer agent fee                                                                              7,500
 Audit fee                                                                                      20,000
 Printing expense                                                                               12,934
 Trustees' expense                                                                               4,392
 Custodian fee                                                                                  19,302
 Legal fee                                                                                       1,971
 Amortization of organization expense                                                            3,982
 Miscellaneous expense                                                                           3,714
                                                                                            -------------
  Total expenses                                                                               422,937
                                                                                            -------------
Less:
 Expenses reimbursable by Manager                                                              (27,636)
                                                                                            -------------
Net expenses                                                                                   395,301
                                                                                            -------------
Net investment income                                                                        4,018,142
Realized and unrealized gains on investments and foreign currency transactions:
 Net realized gains on investments                                                             259,150
 Net realized gains on foreign currency transactions                                           330,664
 Change in unrealized appreciation on investments and foreign currency transactions             22,412
                                                                                            -------------
Net increase in net assets resulting from operations                                        $4,630,368
                                                                                            =============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund
 ----------------------------------------------------------------------------


                                                                                        Year Ended      Year Ended
                                                                                       December 31,    December 31,
                                                                                           1996            1995
                                                                                     ---------------  ---------------
Operations:
 Net investment income                                                                 $  4,018,142    $  2,260,858
 Net realized gains on investments                                                          259,150         356,528
 Net realized gains (losses) on foreign currency transactions                               330,664         (89,581)
 Change in unrealized appreciation on investments and foreign currency  transactions         22,412       1,745,890
                                                                                     ---------------  ---------------
 Net increase in net assets resulting from operations                                     4,630,368       4,273,695
                                                                                     ---------------  ---------------
Distributions declared from:
 Net investment income                                                                   (4,244,982)     (2,313,068)
 Net realized gains on investments                                                         (309,530)       (140,532)
                                                                                     ---------------  ---------------
  Total distributions                                                                    (4,554,512)     (2,453,600)
                                                                                     ---------------  ---------------
Fund share transactions:
 Proceeds from fund shares sold                                                          15,151,911      17,078,534
 Receipts for shares issued in acquisition of SteinRoe Managed Income Fund                       --      37,220,278
 Cost of fund shares repurchased                                                        (14,723,831)    (23,580,161)
 Distributions reinvested                                                                 4,554,512       2,453,600
                                                                                     ---------------  ---------------
Net increase in net assets resulting from fund share transactions                         4,982,592      33,172,251
                                                                                     ---------------  ---------------
Total increase in net assets                                                              5,058,448      34,992,346
Net assets:
 Beginning of period                                                                     48,334,487      13,342,141
                                                                                     ---------------  ---------------
 End of period                                                                         $ 53,392,935    $ 48,334,487
                                                                                     ===============  ===============
Accumulated overdistributed net investment income included in ending net assets        $     (5,726)   $    (68,878)
                                                                                     ===============  ===============
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                              1,337,261       1,586,240
 Issued in acquisition of SteinRoe Managed Income Fund                                           --       3,302,598
 Shares redeemed                                                                         (1,307,531)     (2,079,174)
 Distributions reinvested                                                                   412,547         223,869
                                                                                     ---------------  ---------------
Net increase                                                                                442,277       3,033,533
                                                                                     ===============  ===============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund
 -----------------------------------------------------------------------------


                                                                                              Period
                                                                    Year Ended December        Ended
                                                                            31,            December 31,
                                                                   ----------------------  ---------------
                                                                     1996        1995         1994***
                                                                  ----------- -----------  ---------------
Per share operating performance:
Net asset value, beginning of period                              $ 10.99     $  9.79       $ 10.00
                                                                  ----------- -----------  ---------------
Net investment income (a)                                            0.92        0.55          0.30
Net realized and unrealized gains (losses) on investments and
  foreign currency transactions (a)                                  0.16        1.24         (0.19)
                                                                  ----------- -----------  ---------------
Total from investment operations                                     1.08        1.79          0.11
                                                                  ----------- -----------  ---------------
Less distributions:
 Dividends from net investment income                               (0.96)      (0.56)        (0.31)
 Dividends from net realized gains on investments                   (0.07)      (0.03)        (0.01)
                                                                  ----------- -----------  ---------------
Total distributions                                                 (1.03)      (0.59)        (0.32)
                                                                  ----------- -----------  ---------------
Net asset value, end of period                                    $ 11.04     $ 10.99       $  9.79
                                                                  =========== ===========  ===============
Total return:
Total investment return (b)(c)                                       9.83%      18.30%         1.10%**
Ratios/supplemental data:
Net assets, end of period (000)                                   $53,393     $48,334       $13,342
Ratio of net expenses to average net assets (d)                      0.80%(e)    0.84%(e)      1.00%*
Ratio of net investment income to average net assets (c)             8.13%(e)    8.08%(e)      7.33%*
Portfolio turnover ratio                                              114%        281%           94%**


     * Annualized

    ** Not Annualized

   *** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

   (a) Per share data was calculated using average shares outstanding during the period.

   (b) Total return at net asset value assuming all distributions reinvested.

   (c) Computed giving effect to Manager's expense limitation undertaking.


   (d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.86%, 0.94% and 1.60% (annualized), respectively.

   (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

Federal Income Tax Information (unaudited)
59.1% of the gain distribution recorded in December 1996 and paid in January 1997 was derived from long-term gains.


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund For Growth / December 31, 1996
 ----------------------------------------------------------------------------


                                          Shares         Value
                                      -------------  ---------------
COMMON STOCKS--(94.1%)
Finance, Insurance & Real Estate--(15.3%)
Depository Institutions--(5.8%)
BankAmerica Corp.                         10,500       $1,047,375
Charter One Financial, Inc.                6,100          256,200
Chase Manhattan Corp.                      8,200          731,850
Comerica, Inc.                             5,100          267,112
First Bank System, Inc.                    3,900          266,175
First Union Corp.                          6,900          510,600
Keycorp                                    8,000          404,000
Nations Bank Corp.                           500           48,875
                                                     ---------------
                                                        3,532,187
                                                     ---------------
Insurance Carriers--(4.1%)
AMBAC, Inc.                                1,200           79,650
Allmerica Financial Corp.                    300           10,050
Allstate Corp.                             8,724          504,900
CIGNA Corp.                                4,400          601,150
Everest Reinsurance Holdings, Inc.        15,800          454,250
Mercury General Corp.                      4,800          252,000
Old Republic International Corp.           8,550          228,712
Travelers Group, Inc.                      3,266          148,195
Wellpoint Health Networks, Inc.,
  Class A                                  6,135          210,891
                                                     ---------------
                                                        2,489,798
                                                     ---------------
Nondepository Credit Institutions--(4.6%)
American Express Co.                      15,800          892,700
Beneficial Corp.                          10,300          652,762
ITT Hartford Group, Inc.                   9,700          654,750
Student Loan Marketing Association         6,600          614,625
                                                     ---------------
                                                        2,814,837
                                                     ---------------
Security Brokers & Dealers--(0.8%)
Donaldson, Lufkin & Jenrette, Inc.         5,900          212,400
Merrill Lynch & Co., Inc.                  3,200          260,800
                                                     ---------------
                                                          473,200
                                                     ---------------
Manufacturing--(51.7%)
Chemicals & Allied Products--(11.7%)
Abbott Laboratories                        1,700           86,275
American Home Products Corp.              12,000          703,500
Amgen, Inc. (a)                           13,200          717,750
Bristol-Myers Squibb Co.                  11,500        1,250,625
Clorox Co.                                 3,100          311,162
Dow Chemical Co.                           6,600          517,275
International Specialty Products,
  Inc. (a)                                   100            1,225
Johnson & Johnson                         18,000          895,500
Merck & Co., Inc.                         20,500        1,624,625
PPG Industries, Inc.                       2,200          123,475
Procter & Gamble Co.                         800           86,000
Schering-Plough Corp.                      5,300       $  343,175
Union Carbide Corp.                       11,500          470,062
                                                     ---------------
                                                        7,130,649
                                                     ---------------
Electronic & Electrical Equipment--(6.2%)
Cooper Industries, Inc.                    9,000          379,125
General Electric Co.                      11,300        1,117,288
Intel Corp.                               14,400        1,885,500
Pairgain Technologies, Inc. (a)              600           18,262
SCI Systems, Inc. (a)                      8,200          365,925
                                                     ---------------
                                                        3,766,100
                                                     ---------------
Food & Kindred Products--(6.7%)
Archer Daniels Midland Co.                 7,200          158,400
Coca Cola Co.                             16,000          842,000
Conagra, Inc.                              8,900          442,775
Heinz (H.J.) Co.                          13,200          471,900
Hershey Foods, Corp.                       8,400          367,500
Hormel Foods Corp.                         1,000           27,000
Interstate Bakeries Corp.                  9,000          442,125
Philip Morris Co., Inc.                    7,300          822,162
Sara Lee Corp.                            14,300          532,675
                                                     ---------------
                                                        4,106,537
                                                     ---------------
Furniture & Fixtures--(1.2%)
Johnson Controls, Inc.                     7,200          596,700
Leggett & Platt, Inc.                      4,200          145,425
                                                     ---------------
                                                          742,125
                                                     ---------------
Lumber & Wood Products--(0.1%)
Georgia Pacific Corp.                        600           43,200
                                                     ---------------
Machinery & Computer Equipment--(8.1%)
Case Corp.                                 4,500          245,250
Caterpillar, Inc.                          8,900          669,725
Compaq Computer Corp. (a)                 12,500          928,125
Cooper Cameron Corp. (a)                   1,900          145,350
Dell Computer Corp. (a)                   15,600          828,750
Gateway 2000, Inc. (a)                    10,000          535,625
Storage Technology Corp. (a)               8,800          419,100
Sun Microsystems, Inc. (a)                 7,400          190,087
Tecumseh Products Co., Class A             5,300          304,087
Western Digital Corp. (a)                 11,900          676,812
                                                     ---------------
                                                        4,942,911
                                                     ---------------
Measuring & Analyzing Instruments--(3.4%)
Beckman Instruments, Inc.                  9,300          356,888
Becton, Dickinson & Co.                    8,600          373,025
Honeywell, Inc.                           10,200          670,650
Tektronix, Inc.                           12,600          645,750
                                                     ---------------
                                                        2,046,313
                                                     ---------------
Miscellaneous Manufacturing--(0.8%)
Callaway Golf Co.                         17,400          500,250
                                                     ---------------


                 See Notes to Investment Portfolio.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund For Growth / December 31, 1996
 ----------------------------------------------------------------------------


                                          Shares         Value
                                      -------------  ---------------
Paper Products--(1.3%)
Consolidated Papers, Inc.                  2,000       $   98,250
Fort Howard Corp. (a)                     11,300          312,869
International Paper Co.                    1,400           56,525
Mead Corp.                                 5,100          296,438
                                                     ---------------
                                                          764,082
                                                     ---------------
Petroleum Refining--(7.1%)
Amoco Corp.                                7,900          635,950
Atlantic Richfield Co.                     2,300          304,750
Exxon Corp.                               16,100        1,577,800
Mobil Corp.                                8,400        1,026,900
Phillips Petroleum Co.                     6,800          300,900
USX-Marathon Group                        19,800          472,725
                                                     ---------------
                                                        4,319,025
                                                     ---------------
Primary Metal--(0.4%)
USX-US Steel Group                         8,200          257,275
                                                     ---------------
Printing & Publishing--(0.8%)
Tribune Co.                                6,400          504,800
                                                     ---------------
Stone, Clay, Glass & Concrete--(0.4%)
USG Corp. (a)                              7,900          267,613
                                                     ---------------
Tobacco Products--(0.8%)
American Brands, Inc.                      7,100          352,338
RJR Nabisco Holdings Corp.                 4,600          156,400
                                                     ---------------
                                                          508,738
                                                     ---------------
Transportation Equipment--(2.7%)
Chrysler Corp.                            17,800          587,400
General Dynamics Corp.                       500           35,250
McDonnell Douglas Corp.                   13,900          889,600
Trinity Industries, Inc.                   3,500          131,250
                                                     ---------------
                                                        1,643,500
                                                     ---------------
Mining & Energy--(2.0%)
Crude Petroleum & Natural Gas--(1.1%)
Apache Corp.                              18,800          665,050
                                                     ---------------
Nonmetallic, Except Fuels--(0.1%)
Vulcan Materials Co.                         800           48,700
                                                     ---------------
Oil & Gas Extraction--(0.8%)
Rowan Companies, Inc. (a)                  6,500          147,063
Trans Ocean Offshore Drilling, Inc.        5,400          338,175
                                                     ---------------
                                                          485,238
                                                     ---------------
Retail Trade--(5.8%)
Apparel & Accessory Stores--(1.3%)
TJX Companies, Inc.                       16,900          800,638
                                                     ---------------
Building, Hardware & Garden Supply--(0.9%)
Lowes Companies, Inc.                     15,100          536,050
                                                     ---------------
Food Stores--(0.6%)
Vons Companies, Inc. (a)                   6,200          371,225
                                                     ---------------
General Merchandise Stores--(1.3%)
Dayton Hudson Corp.                       16,500       $  647,625
Staples, Inc. (a)                          6,800          122,825
                                                     ---------------
                                                          770,450
                                                     ---------------
Home Furnishings & Equipment--(0.3%)
CompUSA, Inc. (a)                          7,600          156,750
                                                     ---------------
Miscellaneous Retail--(1.4%)
Borders Group, Inc. (a)                   15,000          538,125
Office Depot, Inc. (a)                    16,500          292,875
Tiffany & Co.                              1,000           36,625
                                                     ---------------
                                                          867,625
                                                     ---------------
Services--(6.4%)
Business Services--(2.5%)
Computer Associates International,
  Inc.                                    12,750          634,313
Microsoft Corp. (a)                        4,600          380,075
Sterling Software, Inc. (a)                2,700           85,388
The Learning Company, Inc. (a)            28,900          415,438
                                                     ---------------
                                                        1,515,214
                                                     ---------------
Health Services--(1.8%)
Manor Care, Inc.                           6,300          170,100
OrNda Health Corp. (a)                    12,900          377,325
Tenet Healthcare Corp. (a)                25,400          555,625
                                                     ---------------
                                                        1,103,050
                                                     ---------------
Hotels, Camps & Lodging--(0.9%)
Choice Hotels Holdings, Inc. (a)           6,300          111,038
MGM Grand, Inc. (a)                       12,900          449,888
                                                     ---------------
                                                          560,926
                                                     ---------------
Motion Pictures--(1.2%)
King World Productions, Inc. (a)          11,800          435,125
Walt Disney Co.                            3,900          271,538
                                                     ---------------
                                                          706,663
                                                     ---------------
Transportation, Communication, Electric,
  Gas & Sanitary Services--(12.7%)
Air Transportation--(0.1%)
Delta Air Lines, Inc.                        800           56,700
                                                     ---------------
Communications--(8.7%)
AT&T Corp.                                 2,400          104,400
Ameritech Corp.                           17,600        1,067,000
Bell Atlantic Corp.                        2,700          174,825
BellSouth Corp.                            9,000          363,375
Compuware Corp. (a)                       12,300          616,538
GTE Corp.                                 13,700          623,350
Lucent Technologies, Inc.                  3,678          170,100
NYNEX Corp.                                6,600          317,625
Pacific Telesis Group, Inc.                6,400          235,200
SBC Communications, Inc.                  12,700          657,225
Southern New England
  Telecommunications Corp.                 2,600          101,075



                 See Notes to Investment Portfolio. 41

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund For Growth / December 31, 1996
 ----------------------------------------------------------------------------


                                          Shares         Value
                                      -------------  ---------------
Sprint Corp.                                20,700    $   825,412
                                                     ---------------
                                                        5,256,125
                                                     ---------------
Electric, Gas & Sanitary Services--(0.7%)
Enova Corp.                                 18,400        418,600
                                                     ---------------
Electric Services--(2.2%)
Boston Edison Co.                            6,500        174,688
Central & South West Corp.                  10,900        279,312
Consolidated Edison Co.
  of New York                                2,700         78,975
Entergy Corp.                                7,700        213,675
Ohio Edison Co.                             20,100        457,275
Rochester Gas & Electric Corp.               3,200         61,200
Texas Utilities Co.                          1,600         65,200
                                                     ---------------
                                                        1,330,325
                                                     ---------------
Gas Services--(0.3%)
Consolidated Natural Gas Co.                 1,900        104,975
National Fuel Gas Co.                        2,300         94,875
                                                     ---------------
                                                          199,850
                                                     ---------------
Railroad--(0.7%)
CSX Corp.                                    5,400        228,150
Illinois Central Corp.                         200          6,400
Kansas City Southern Industries, Inc.        4,600        207,000
                                                     ---------------
                                                          441,550
                                                     ---------------
Wholesale Trade--(0.2%)
Nondurable Goods--(0.2%)
Caraustar Industries, Inc.                   1,100    $    36,575
Richfood Holdings, Inc.                      2,850         69,112
                                                     ---------------
                                                          105,687
                                                     ---------------
Total Common Stocks
  (Cost of $46,202,643) (b)                            57,249,556
                                                     ---------------
SHORT TERM OBLIGATIONS--(5.8%)
Repurchase agreement with Lehman            Par
  Brothers, Inc., dated 12/31/96, due
  01/02/97 at 6.900%, collateralized
  by U.S. Treasury notes with various
  maturities to 2022, market value
  $3,557,150 (repurchase proceeds
  $3,510,345)                           $3,509,000      3,509,000
                                                     ---------------
Other Assets & Liabilities, Net--(0.1%)                    96,071
                                                     ---------------
Net Assets--(100%)                                    $60,854,627
                                                     ===============


   Notes to Investment Portfolio:

   (a) Non-income producing.

   (b) The cost for federal income tax purposes is $46,204,622. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:


           Gross unrealized appreciation         $11,849,801
           Gross unrealized depreciation             804,867
                                                --------------
           Net unrealized appreciation           $11,044,934
                                                ==============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth / December 31, 1996
 ----------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $46,202,643)                       $57,249,556
Short-term obligations                                                             3,509,000
Cash                                                                                     725
Dividends and interest receivable                                                    109,293
Unamortized organization expenses                                                      9,958
Other assets                                                                         100,408
                                                                                --------------
  Total assets                                                                    60,978,940
                                                                                --------------
Liabilities:
Management fee payable                                                                41,342
Bookkeeping fee payable                                                                2,250
Transfer agent fee payable                                                               625
Accrued expenses payable                                                              22,150
Other liabilities                                                                     57,946
                                                                                --------------
  Total liabilities                                                                  124,313
                                                                                --------------
Net assets                                                                       $60,854,627
                                                                                ==============
Net assets represented by:
 Paid-in capital                                                                 $49,824,192
 Accumulated overdistributed net investment income                                        (1)
 Accumulated net realized losses on investments                                      (16,477)
 Net unrealized appreciation on investments                                       11,046,913
                                                                                --------------
Total net assets applicable to outstanding shares of beneficial interest         $60,854,627
                                                                                ==============
Shares of beneficial interest outstanding                                          4,279,066
                                                                                ==============
Net asset value per share                                                             $14.22
                                                                                ==============


 -----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1996
 ----------------------------------------------------------------------------

Investment income:
Dividends                                                   $ 1,157,283
Interest income                                                  68,626
                                                           -------------
  Total investment income                                     1,225,909
                                                           -------------
Expenses:
 Management fee                                                 418,745
 Bookkeeping fee                                                 27,000
 Transfer agent fee                                               7,500
 Audit fee                                                       13,132
 Printing expense                                                 8,573
 Trustees' expense                                                3,853
 Custodian fee                                                    8,930
 Legal fee                                                          233
 Amortization of organization expense                             3,982
 Miscellaneous expense                                            6,296
                                                           -------------
  Total expenses                                                498,244
                                                           -------------
Net investment income                                           727,665
Realized and unrealized gains on investments:
 Net realized gains on investments                            2,722,737
 Change in unrealized appreciation on investments             6,906,156
                                                           -------------
Net increase in net assets resulting from operations        $10,356,558
                                                           =============

                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth
 ----------------------------------------------------------------------------


                                                                          Year Ended      Year Ended
                                                                         December 31,    December 31,
                                                                             1996            1995
                                                                       ---------------  --------------
Operations:
 Net investment income                                                   $    727,665    $   512,329
 Net realized gains on investments                                          2,722,737      2,620,298
 Change in unrealized appreciation on investments                           6,906,156      3,846,518
                                                                       ---------------  --------------
Net increase in net assets resulting from operations                       10,356,558      6,979,145
                                                                       ---------------  --------------
Distributions declared from:
 Net investment income                                                       (692,338)      (518,493)
 Net realized gains on investments                                         (2,738,643)    (2,576,965)
                                                                       ---------------  --------------
Total distributions                                                        (3,430,981)    (3,095,458)
                                                                       ---------------  --------------
Fund share transactions:
 Proceeds from fund shares sold                                            17,615,945     26,906,230
 Cost of fund shares repurchased                                          (10,135,228)    (6,240,626)
 Distributions reinvested                                                   3,430,981      3,095,458
                                                                       ---------------  --------------
Net increase in net assets resulting from fund share transactions          10,911,698     23,761,062
                                                                       ---------------  --------------
Total increase in net assets                                               17,837,275     27,644,749
Net assets:
 Beginning of period                                                       43,017,352     15,372,603
                                                                       ---------------  --------------
 End of period                                                           $ 60,854,627    $43,017,352
                                                                       ===============  ==============
Accumulated overdistributed net investment income included
  in ending net assets                                                   $         (1)   $   (35,328)
                                                                       ===============  ==============
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                1,304,388      2,240,739
 Shares redeemed                                                             (742,371)      (508,643)
 Distributions reinvested                                                     237,611        250,442
                                                                       ---------------  --------------
Net increase                                                                  799,628      1,982,538
                                                                       ===============  ==============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth
 ----------------------------------------------------------------------------


                                                                                          Period
                                                                                           Ended
                                                            Year Ended December 31,    December 31,
                                                          --------------------------  ---------------
                                                              1996         1995           1994***
                                                          ----------- --------------  ---------------
Per share operating performance:
Net asset value, beginning of period                       $ 12.36     $ 10.27          $ 10.00
                                                          ----------- --------------  ---------------
Net investment income (a)                                     0.19        0.21             0.09
Net realized and unrealized gains on investments (a)          2.52        2.84             0.35
                                                          ----------- --------------  ---------------
Total from investment operations                              2.71        3.05             0.44
                                                          ----------- --------------  ---------------
Less distributions:
 Dividends from net investment income                        (0.17)      (0.16)           (0.11)
 Dividends from net realized gains on investments            (0.68)      (0.80)           (0.06)
                                                          ----------- --------------  ---------------
Total Distributions                                          (0.85)      (0.96)           (0.17)
                                                          ----------- --------------  ---------------
Net asset value, end of period                             $ 14.22     $ 12.36          $ 10.27
                                                          =========== ==============  ===============
Total return:
 Total investment return (c)                                 21.84%      29.70%(b)         4.40%(b)**
Ratios/supplemental data:
Net assets, end of period (000)                            $60,855     $43,017          $15,373
Ratio of net expenses to average net assets                   0.95%(e)    1.00%(d)(e)      1.00%(d)*
Ratio of net investment income to average net assets          1.39%(e)    1.72%(b)(e)      2.16%(b)*
Portfolio turnover ratio                                        77%        115%              52%**
Average commission rate (f)                                $0.0395          --               --


     * Annualized

    ** Not Annualized

   *** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

   (a) Per share data was calculated using average shares outstanding during the period.

   (b) Computed giving effect to Manager's expense limitation undertaking.

   (c) Total return at net asset value assuming all distributions reinvested.

   (d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

   (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


   (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Federal Income Tax Information (unaudited)
87.6% of the gain distribution recorded in December 1996 and paid in January 1997 was derived from long-term gains.


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Newport-Keyport Tiger Fund / December 31,
1996
 -----------------------------------------------------------------------------


                                  Country
                                  Abbrev.      Shares         Value
                                  ----------------------  --------------
COMMON STOCKS--(94.8%)
Agriculture, Forestry & Fishing--(2.0%)
Agriculture--(Crops--(2.0%)
Sime Darby Bhd                       Ma       173,000       $  681,588
                                                          --------------
Construction--(4.2%)
Heavy Construction--Non Building
  Construction--(4.2%)
Citic Pacific Ltd.                   HK       254,000        1,474,510
                                                          --------------
Finance, Insurance & Real Estate--(22.8%)
Depository Institutions--(22.8%)
Bank of Ayudhya Ltd.                 Th        97,250          229,363
Development Bank of Singapore
  Ltd.                               Si        94,000        1,269,453
Guoco Group Ltd.                     HK       147,000          822,949
HSBC Holdings PLC                    HK        76,200        1,630,500
Hang Seng Bank                       HK       122,600        1,489,999
Oversea-Chinese Banking Corp.
  Ltd (Foreign)                      Si        88,500        1,100,322
Public Bank Bhd                      Ma       397,666          842,413
Thai Farmers Bank Ltd.               Th        81,500          508,342
                                                          --------------
                                                             7,893,341
                                                          --------------
Holding & Other Investment Companies--(6.6%)
Ayala Land Inc., Class B             Ph        30,000           34,221
Hutchison Whampoa Ltd.               HK       197,000        1,547,320
Singapore Technologies
  Industrial Corp.                   Si       256,000          640,229
Taiwan Fund, Inc.                    Tw         3,000           66,750
                                                          --------------
                                                             2,288,520
                                                          --------------
Real Estate--(21.4%)
China Overseas Land &
  Investment                         HK       400,000          202,987
Cheung Kong (Holdings) Ltd.          HK       187,000        1,662,195
City Developments Ltd.               Si       133,000        1,197,428
Filinvest Development Corp.          Ph       325,000           96,388
Land and House Co., Ltd.             Th        30,000          218,696
New World Development Co., Ltd.      HK       163,000        1,101,138
SM Prime Holdings, Inc.              Ph       130,000           33,612
Sun Hung Kai Properties Ltd.         HK       118,000        1,445,536
Swire Pacific Ltd., Series A         HK       153,000        1,458,885
                                                          --------------
                                                             7,416,865
                                                          --------------
Manufacturing--(9.8%)
Chemicals & Allied Products--(0.7%)
Kalbe Farma                          In       129,000          147,460
PT Darya Varia Laboratoria           In        62,640          100,776
                                                          --------------
                                                               248,236
                                                          --------------
Electronic & Electrical Equipment--(0.8%)
Nylex Malaysia Bhd                   Ma       120,000       $   270,837
                                                          --------------
Fabricated Metal--(1.1%)
Kian Joo Can Factory Bhd             Ma        72,000          399,129
                                                          --------------
Food & Kindred Products--(2.9%)
Guangdong Investments                HK       802,000          772,500
PT Mayora Indah (Foreign)            In       515,000          239,839
                                                          --------------
                                                             1,012,339
                                                          --------------
Measuring & Analyzing Instruments--(1.1%)
China Hong Kong Photo Products
  Holdings Ltd.                      HK       460,000          154,632
Pt Modern Photo Film Reg.            In        73,500          233,383
                                                          --------------
                                                               388,015
                                                          --------------
Printing & Publishing--(2.8%)
Singapore Press Holdings Ltd.        Si        48,800          962,401
                                                          --------------
Stone, Clay, Glass & Concrete--(0.4%)
Siam Cement Co., Ltd.                Th         5,000          156,713
                                                          --------------
Retail Trade--(3.5%)
Apparel & Accessory Stores--(1.2%)
Giordano International Ltd.          HK       472,000          402,767
                                                          --------------
Auto Dealers & Gas Stations--(2.3%)
Cycle & Carriage Ltd.                Si        65,000          794,212
                                                          --------------
Services--(5.5%)
Hotels, Camps & Lodging--(2.4%)
Genting Berhad                       Ma       121,000          833,657
                                                          --------------
Miscellaneous Repair Services--(3.1%)
Keppel Corp.                         Si       137,000        1,067,024
                                                          --------------
Transportation, Communication, Electric,
  Gas & Sanitary Services--(19.0%)
Communications--(9.4%)
Advanced Information Services        Th        46,000          383,752
Hong Kong Telecommunications
  Ltd.                               HK       493,369          794,162
PT Indosat                           In       132,000          363,251
PT Telekomunikasi Indonesia          In       250,000          431,308
Philippine Long Distance
  Telephone ADR                      Ph         7,550          385,050
Telekom Malaysia Berhad              Ma       101,000          899,822
                                                          --------------
                                                             3,257,345
                                                          --------------
Electric Services--(4.0%)
Hong Kong Electric Holdings
  Ltd.                               HK       332,000        1,103,161
Korea Electric Power Corp., ADR      Ko        13,000          266,500
                                                          --------------
                                                             1,369,661
                                                          --------------


                   See Notes to Investment Portfolio.

 -----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Newport-Keyport Tiger Fund / December 31,
1996
 -----------------------------------------------------------------------------


                                  Country
                                  Abbrev.      Shares         Value
                                  ----------------------  --------------
Gas Services--(5.6%)
Hong Kong And China Gas Co.,
  Ltd.                               HK         823,280    $ 1,591,316
Petronas Gas Berhad                  Ma          80,000        332,607
                                                          --------------
                                                             1,923,923
                                                          --------------
Total Common Stocks
  (Cost of $28,837,762)                                     32,841,083
                                                          --------------
Warrants--(0.0%)
Thai Farmers Bank
  (Cost of $7,427)                   Th           7,500          5,921
                                                          --------------
Total Investments
  (Cost of $28,845,189) (a)                                 32,847,004
                                                          --------------
SHORT-TERM OBLIGATIONS--(3.7%)                   Par
                                           -------------
Repurchase agreement with Lehman Brothers,
  Inc., dated 12/31/96 due 01/02/97 at
  6.900% collateralized by a U.S. Treasury
  note with a maturity of 1998, market
  value $1,306,602 (repurchase proceeds
  $1,276,489)                                $1,276,000      1,276,000
                                                          --------------
                                                Value
                                            --------------
Other Assets & Liabilities, Net--(1.5%)      $   519,371
                                            --------------
Nets Assets--(100.0%)                        $34,642,375
                                            ==============

   Notes to Investment Portfolio:

(a) Cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:

           Gross unrealized appreciation      $ 6,430,280
           Gross unrealized depreciation       (2,428,465)
                                             --------------
           Net unrealized appreciation        $ 4,001,815
                                             ==============

           Acronym                       Name
            ------------ --------------------------------
           ADR           American Depository Receipt


                       Summary of Securites by Country

                  Country
Country           Abbrev.       Value       % of Total
---------------   -------       -----       ----------
Hong Kong           HK       $17,654,557       53.7%
Singapore           Si         7,031,069       21.4
Malaysian           Ma         4,260,053       13.0
Indonesia           In         1,516,017        4.6
Thailand            Th         1,502,787        4.6
Philippines         Ph           549,271        1.7
South Korea         Ko           266,500        0.8
Taiwan              Tw            66,750        0.2
                           --------------  ------------
                             $32,847,004      100.0%
                           ==============  ============

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Newport-Keyport Tiger Fund / December 31,
1996
 -----------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $28,845,189)                                $32,847,004
Short-term obligations                                                                      1,276,000
Cash (including foreign currencies)                                                         1,283,940
Receivable for fund shares sold                                                                15,250
Dividends and interest receivable                                                              21,875
                                                                                         --------------
  Total assets                                                                             35,444,069
                                                                                         --------------
Liabilities:
Payable for investments purchased                                                             739,566
Payable for fund shares repurchased                                                             7,340
Management fee payable                                                                         25,901
Bookkeeping fee payable                                                                         2,250
Transfer agent fee payable                                                                        625
Accrued expenses payable                                                                       26,012
                                                                                         --------------
  Total liabilities                                                                           801,694
                                                                                         --------------
Net assets                                                                                $34,642,375
                                                                                         ==============
Net assets represented by:
 Paid-in capital                                                                          $30,666,336
 Accumulated undistributed net investment income                                                  920
 Accumulated net realized losses on investments and foreign currency transactions             (26,302)
 Net unrealized appreciation on investments and foreign currency transactions               4,001,421
                                                                                         --------------
Total net assets applicable to shares of beneficial interest outstanding                  $34,642,375
                                                                                         ==============
Shares of beneficial interest outstanding                                                  13,746,402
                                                                                         ==============
Net asset value per share                                                                       $2.52
                                                                                         ==============

 -----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1996
 ----------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $39,548)                 $  564,771
Interest income                                                                                142,061
                                                                                            ------------
  Total investment income                                                                      706,832
                                                                                            ------------
Expenses:
 Management fee                                                                                258,891
 Bookkeeping fee                                                                                27,000
 Transfer agent fee                                                                              7,500
 Audit fee                                                                                       7,759
 Printing expense                                                                                4,434
 Trustees' expense                                                                               1,911
 Custodian fee                                                                                  51,295
 Legal expense                                                                                     535
 Miscellaneous expense                                                                           4,191
                                                                                            ------------
  Total expenses                                                                               363,516
                                                                                            ------------
Net investment income                                                                          343,316
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments                                                             109,471
 Net realized losses on foreign currency transactions                                          (11,295)
 Change in unrealized appreciation on investments and foreign currency transactions          2,259,060
                                                                                            ------------
Net increase in net assets resulting from operations                                        $2,700,552
                                                                                            ============


                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Newport-Keyport Tiger Fund
 -----------------------------------------------------------------------------


                                                                                     Year Ended    Period Ended
                                                                                    December 31,   December 31,
                                                                                        1996           1995*
                                                                                   --------------  --------------
Operations:
 Net investment income                                                               $   343,316    $    85,551
 Net realized gains (losses) on investments                                              109,471            (75)
 Net realized losses on foreign currency transactions                                    (11,295)       (14,780)
 Unrealized appreciation on investments and foreign currency transactions              2,259,060      1,742,361
                                                                                   --------------  --------------
 Net increase in net assets resulting from operations                                  2,700,552      1,813,057
                                                                                   --------------  --------------
Distributions declared from:
 Net investment income                                                                  (237,595)       (85,551)
 In excess of net investment income                                                           --        (78,657)
 Net realized gains                                                                     (135,767)            --
                                                                                   --------------  --------------
Total distributions                                                                     (373,362)      (164,208)
                                                                                   --------------  --------------
Fund share transactions:
 Proceeds from fund shares sold                                                       19,071,741     17,964,083
 Cost of fund shares repurchased                                                      (6,107,372)      (799,686)
 Distributions reinvested                                                                373,362        164,208
                                                                                   --------------  --------------
Net increase in net assets resulting from fund share transactions                     13,337,731     17,328,605
                                                                                   --------------  --------------
Total increase in net assets                                                          15,664,921     18,977,454
Net assets:
 Beginning of period                                                                  18,977,454              0
                                                                                   --------------  --------------
 End of period                                                                       $34,642,375    $18,977,454
                                                                                   ==============  ==============
Accumulated undistributed (overdistributed) net investment income included in
  ending net assets                                                                          920    $   (93,375)
                                                                                   ==============  ==============
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                           7,766,949      8,623,798
 Shares redeemed                                                                      (2,495,545)      (369,219)
 Distributions reinvested                                                                148,081         72,338
                                                                                   --------------  --------------
Net increase                                                                           5,419,485      8,326,917
                                                                                   ==============  ==============


* For the period from the commencement of operations May 1, 1995 to December 31, 1995.

                      See Notes to Financial Statements.

 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Newport-Keyport Tiger Fund
 -----------------------------------------------------------------------------


                                                                                               Year Ended     Period Ended
                                                                                              December 31,    December 31,
                                                                                             --------------  ---------------
                                                                                                  1996          1995***
                                                                                             --------------  ---------------
Per share operating performance:
Net asset value, beginning of period                                                           $  2.28         $  2.00
                                                                                             --------------  ---------------
Net investment income (a)                                                                         0.03            0.01
Net realized and unrealized gains on investments and foreign currency transactions (a)            0.24            0.29
                                                                                             --------------  ---------------
Total from investment operations                                                                  0.27            0.30
                                                                                             --------------  ---------------
Less distributions from:
 Dividends from net investment income                                                            (0.02)          (0.01)
 In excess of net investment income                                                                 --           (0.01)
 Dividends from net realized gains on investments                                                (0.01)             --
                                                                                             --------------  ---------------
 Total distributions                                                                             (0.03)          (0.02)
                                                                                             --------------  ---------------
Net asset value, end of period                                                                 $  2.52         $  2.28
                                                                                             ==============  ===============
Total return:
 Total investment return (b)                                                                     11.73%          15.00%**
Ratios/supplemental data:
Net assets, end of period (000)                                                                $34,642         $18,977
Ratio of net expenses to average net assets (c)                                                   1.27%           1.75%*
Ratio of net investment income to average net assets (c)                                          1.20%           0.89%*
Portfolio turnover ratio                                                                             7%             12%**
Average commission rate (d)                                                                    $0.0172              --


     * Annualized

    ** Not Annualized.

   *** For the period from the commencement of operations May 1, 1995 to December 31, 1995.

   (a) Per share data was calculated using average shares outstanding during the period.


   (b) Total return at net asset value assuming all distributions reinvested.


   (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

   (d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Federal Income Tax Information (unaudited)
87.7% of the gain distribution recorded in December 1996 and paid in January 1997 was derived from long-term gains.


                      See Notes to Financial Statements.

                        NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

Keyport Variable Investment Trust (the "Trust") an open-end, diversified management investment company, was organized as a Massachusetts business trust on March 4, 1993. At December 31, 1996 the Trust consisted of six series of Funds with different investment objectives, policies, and restrictions: Colonial-Keyport Growth and Income Fund ("Growth and Income Fund"), Colonial-Keyport Utilities Fund ("Utilities Fund"), Colonial-Keyport International Fund for Growth ("International Fund for Growth"), Colonial-Keyport Strategic Income Fund ("Strategic Income Fund"), Colonial-Keyport U.S. Fund for Growth ("U.S. Fund for Growth"), and Newport-Keyport Tiger Fund ("Tiger Fund") (individually referred to as a "Fund", or collectively referred to as the "Funds"). Each Fund's objective is as follows:

Growth and Income Fund seeks primarily income and capital growth and, secondarily, capital preservation.


Utilities Fund seeks primarily current income and, secondarily, long-term capital growth.


International Fund for Growth seeks long-term growth.


Strategic Income Fund seeks a high level of current income and total return, as is consistent with prudent risk.


U.S. Fund for Growth seeks growth over time exceeding the S&P 500 Index's performance.


Tiger Fund seeks capital appreciation.


Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life insurance Policies ("VLI Policies") of Keyport Life Insurance Company ("Keyport"), Keyport America Life Insurance Company (formerly Crown America Life Insurance Company) (a wholly- owned subsidiary of Keyport), and the VA contracts of Liberty Life Assurance Company of Boston ("Liberty Life"). The insurance companies and their separate accounts own all the shares of the Funds. Keyport Advisory Services Corp. (the "Manager"), a wholly-owned subsidiary of Keyport, provides investment management, advisory, and administrative services to the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to each Fund of the Trust, other than the Tiger Fund. Newport Fund Management, Inc. ("Newport") provides sub-advisory services to the Tiger Fund. Colonial also provides pricing and recordkeeping services to the Trust. Keyport Financial Services Corp., a wholly-owned subsidiary of Keyport, serves as the underwriter of the Trust. The Manager, Keyport, Colonial and Newport are indirect wholly-owned subsidiaries of Liberty Financial Companies, Inc. ("Liberty Financial"). Liberty Mutual Insurance Company ("Liberty Mutual") owns approximately 82% of the outstanding voting shares of Liberty Financial. Liberty Life is a wholly-owned subsidiary of Liberty Mutual and Liberty Mutual Fire Insurance Company.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments--Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued at the latest bid quotation. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service which may employ electronic data processing techniques, including a "matrix" system to determine the valuations. Foreign debt securities are valued at the current bid price furnished by market makers. Foreign equity securities listed on an exchange are valued on the basis of last sale on the date as of which the valuation is made, or lacking any sales, at the current bid prices. Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations. In certain countries, the Fund may hold foreign designated shares. If the foreign share price is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value.

 Federal Income Taxes--The Funds intend to qualify as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to Federal income tax on taxable income (including realized capital gains) distributed to shareholders. By making the distributions required under the Internal Revenue Code, the Funds intend to avoid excise tax liability.

 Organization Expenses--Costs incurred in connection with the organization and offering of the Funds are being deferred and amortized over 60 months from the date those Funds commenced business.

 Delayed Delivery Transactions--Growth and Income Fund and Strategic Income Fund may purchase or sell secu-rities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

 Expenses--Most expenses of the Trust can be attributed to a Fund. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.


 Other--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on security transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains (losses) from investments. The Funds may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.


Note 2. Fund Share Transactions


Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.


Note 3. Security Transactions


Realized gains (losses) are computed on the identified cost basis for both financial reporting and Federal income tax purposes. At December 31, 1996, Utilities Fund had capital loss carryovers of $4,706,616 which will expire in or before 2004, if not utilized.

The cost of investments purchased and proceeds from investments sold excluding short-term investments for the year ended December 31, 1996, for the Funds were as follows:

                          Growth                    International
                        and Income     Utilities       Fund for
                           Fund           Fund          Growth
                      -------------- -------------  ---------------
Cost of investments
  purchased             $26,192,900   $ 6,670,567    $30,426,903
Proceeds from
  investments sold       18,328,874    10,470,243     27,201,372

                         Strategic
                          Income        U.S. Fund
                           Fund        for Growth     Tiger Fund
                      -------------- --------------  --------------
Cost of investments
  purchased             $58,496,088    $45,412,339    $14,919,603
Proceeds from
  investments sold       53,554,221     39,139,763      1,874,363

For Growth and Income Fund and Strategic Income Fund, none and $359,576 and $12,408,233 and $11,672,392, respectively, represent the purchase cost and proceeds of sales of U.S. Government securities, respectively.


Note 4. Distributions to Shareholders


The Funds intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income tax regulations, which may differ from generally accepted accounting principles. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, amounts as of December 31, 1996 have been reclassified as follows:

                                   Inter-
                      Growth      national     Strategic
                    and Income    Fund for       Income       Tiger
                       Fund        Growth         Fund         Fund
                   ------------ -------------------------  ------------
Accumulated net
  investment
  income             $ 5,626      $(157,815)   $ 289,992     $(11,426)
Accumulated net
  realized gain
  (losses) on
  investments         (5,743)       949,336     (289,992)      11,426
Paid in capital          117       (791,521)          --           --


In all cases net assets were not affected by these changes.

Note 5. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory Fees--The Funds have management and sub-advisory agreements with the Manager, Colonial and Newport, respectively. For all the Funds, the management fee to be paid to the Manager is computed daily and paid monthly based upon the average daily net assets of the Funds at annual rates as follows:

                                        Annual Rate
                                       as a Percent
                                        of Average
                                           Daily
                Fund                    Net Assets
------------------------------------  ----------------
Growth and Income Fund                    0.65 of 1%
Utilities Fund                            0.65 of 1%
International Fund for Growth             0.90 of 1%
Strategic Income Fund                     0.65 of 1%
U.S. Fund for Growth                      0.80 of 1%
Tiger Fund                                0.90 of 1%

The Manager, out of the management fee it receives from the Funds, pays Colonial and Newport a sub-advisory fee based upon the average daily net assets of the Funds at annual rates as follows:

                                        Annual Rate
                                       as a Percent
                                        of Average
                                           Daily
                Fund                    Net Assets
------------------------------------  ----------------
Growth and Income Fund                    0.45 of 1%
Utilities Fund                            0.45 of 1%
International Fund for Growth             0.70 of 1%
Strategic Income Fund                     0.45 of 1%
U.S. Fund for Growth                      0.60 of 1%
Tiger Fund                                0.70 of 1%


 Bookkeeping Fee--Colonial provides bookkeeping and pricing services to each Fund for $27,000 per year plus 0.035% of the Fund's average daily net assets over $50 million.


 Transfer Agent Fee--Each of the Funds paid Colonial Investment Services, Inc., an affiliate of Colonial, for transfer agent services rendered at an annual rate of $7,500.


 Expense Reimbursement-- Through April 30, 1997, the Manager has agreed to reimburse all expenses, including management fees, in excess of 1.00% of average daily net assets per annum for Growth and Income Fund, Utilities Fund and U.S. Fund for Growth, in excess of 0.80% of average daily net assets for Strategic Income Fund and in excess of 1.75% of average daily net assets for International Fund for Growth and Tiger Fund.


Note 6. Investment in Repurchase Agreements


Each Fund may enter into repurchase agreements, which require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book- Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 7. Fund Substitutions


The Trustees approved the substitution of shares of Colonial Keyport Strategic Income Fund ("CKSIF") for the shares of Managed Income Fund ("MIF") and the substitution of shares of the Mortgage Securities Income Fund ("MSIF") for the shares of Colonial Keyport U.S. Government Fund ("CKUSGF") (formerly a series of the Trust). MIF and MSIF are series funds of the SteinRoe Variable Investment Trust. The substitutions occurred on October 13, 1995 as the net asset value of shares totaling $37,220,278 in MIF were substituted for shares in CKSIF. Additionally on this date, the net asset value of shares totaling $25,976,438 in CKUSGF were substituted for shares of MSIF.

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                                   Adviser
                       Keyport Advisory Services Corp.
                               125 High Street
                         Boston, Massachusetts 02110

                          Sub-Investment Adviser and
                    Transfer and Dividend Disbursing Agent
                     Colonial Management Associates, Inc.
                             One Financial Center
                       Boston, Massachusetts 02111-2365

                            Sub-Investment Adviser
                           Newport Fund Management
                            580 California Street
                                  Suite 1960
                       San Francisco, California 94104

                                 Distributor
                       Keyport Financial Services Corp.
                               125 High Street
                         Boston, Massachusetts 02110

                               Client Services
                        Keyport Life Insurance Company
                               125 High Street
                         Boston, Massachusetts 02110
                            800-367-3653 (Press 3)


                                  Custodians
                     Boston Safe Deposit & Trust Company
                                One Cabot Road
                         Medford, Massachusetts 02155

                             United Missouri Bank
                               928 Grand Avenue
                         Kansas City, Missouri 64100


                           Independent Accountants
                             Price Waterhouse LLP
                              160 Federal Street
                         Boston, Massachusetts 02110

                                Legal Counsel
                            Bingham, Dana & Gould
                              150 Federal Street
                         Boston, Massachusetts 02110

                                 The Trustees
                              John A. Bacon Jr.
                            Richard R. Christensen
                               Salvatore Macera
                            Dr. Thomas E. Stitzel

This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Keyport America Life Insurance Company, or Liberty Life Assurance Company of Boston.

                                12/95 NIM 9.5m